UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21210

Alpine Income Trust

(Exact name of registrant as specified in charter)

615 East Michigan Street
3rd Floor

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215

Purchase, NY 10577

(Name and address of agent for service)

1-888-785-5578

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31/2008

Date of reporting period: 10/31/2008

Item 1. Reports to Stockholders.

EQUITY & INCOME FUNDS

Annual Report

October 31, 2008

Alpine Dynamic Innovators Fund

Alpine Dynamic Balance Fund

Alpine Dynamic Transformations Fund

Alpine Dynamic Dividend Fund

Alpine Municipal Money Market Fund

Alpine Dynamic Financial Services Fund

Alpine Ultra Short Tax Optimized Income Fund

Alpine’s Investment Outlook

Dear Investor:

We are currently afflicted by a crisis of confidence which has deflated asset values, constrained capital markets, and threatened the livelihoods of millions of Americans. Wealth and prosperity have rapidly eroded. Employment and retirement prospects are diminished. Fear of a prolonged downturn has paralyzed many corporate, municipal and individual investment initiatives. Our government’s capital injections or ‘bailouts’, have been the initial response aimed at a coherent public/private sector program which can tackle immediate problems, as well as support long term solutions. If properly designed, this could be an investment in the potential, the ingenuity and the entrepreneurial spirit of America. If rapidly deployed, it could begin to restore investor confidence, rally capital markets and commence a rational reflation of long term asset values.

The credit crisis has reduced our economy’s potential capital availability. Investors’ worst fears are largely discounted in prices of stocks and bonds alike. This reflects the inability of the world’s financial institutions to fend off the contagion of crisis on their own. Into the breach have stepped the world’s Central Banks and sovereign Treasuries to save the day, if they can! The government’s use of capital injections, perceived by the market as ‘bailouts’, have called into question the proper role of government both through regulation and ownership of our entrepreneurial free market system. Some view bailouts as a necessary intrusion into our capital market system, others view them as inappropriate in the evolution of market forces even though it might avert a depression. These disparate views appear to have created an element of paralysis evidenced by our present Administration’s inability to seize the day with a comprehensive plan. Perhaps the next Administration will be inspired to do more. We need to jump-start our Nation’s capacity to reinvigorate itself when called upon by crisis. The ability to energize our collective dynamism has been a hallmark of our society and economy, in part historically positioning the U.S. for global leadership.

WHAT CAUSED THE FOURTH QUARTER CAPITAL MARKETS MELTDOWN?

September and October of 2008 will likely be remembered by economic historians as a time when the defenses protecting our banking system succumbed to a hundred year flood of fear and uncertainty. Globalization and excessive risk tolerance has exposed weaknesses in the structure of the global credit delivery system, both precipitating and exacerbating an erosion of confidence. While underlying problems in the U.S. have been brewing for 15 months since the subprime mortgage valuation problem arose, the current state of rampant risk avoidance became a global pandemic following the bankruptcy of Lehman Brothers on September 15. As a result, capital has become scarce and credit for even the most creditworthy has become very expensive. Potential corporate debt maturities and covenant limitations were scrutinized from all angles, forcing major discounts of stock prices. In effect, corporate deleveraging is being forced on many public companies by eroding share prices.

While relative stability was maintained into early 2008, there were still deflationary waves of capital erosion during which liquidity was sucked out of the global capital markets. This was most prominent as the price of oil and other commodities soared to record levels by mid-year. Commodity producing countries made plans for great expansion just as the historic 77% collapse in the price of oil forced the closure of steel mills, mines and production facilities. At the same time, the maelstrom induced by the collapse of Lehman Brothers, froze certain investments in bankruptcy proceedings, which led several major money market funds to ‘break the buck’. In turn, this induced capital flight and maximum risk avoidance by both institutional and individual investors, accelerating the de-leveraging, de-risking process. Thus, foreign currencies, emerging market equities, and financial commodities were dumped as investors around the world sought safe haven in U.S. Treasury bills, actually pushing 90-day Treasury bill yields to 0.06% two days after Lehman’s bankruptcy! Now, central banks around the world are using massive injections of capital and sovereign guarantees to stabilize money markets and induce bank lending.

Even though subprime home mortgages in the U.S. were the proverbial ‘straw which broke the camel’s back’, real estate has not been the root of the problem in the sense that excess supply has not necessarily created an overhang. Rather, excess liquidity which stimulated demand beyond historical levels is the root of the problem. Home price appreciation, slack investment standards and minimal risk premiums enabled Wall Street to engineer both the origination and distribution mechanisms which created even more liquidity. Alas, these distribution systems were interlaced into critical contact with weak links in our financial system. It is safe to assume that there will be less capital available over the near term even after a successful stabilization of the markets. This should lead to reduction in the development of new capacity or excess supply of products or even raw materials. Over time, this will likely offset diminution of demand resulting from the economic impact on business staffing or expansion. Longer term, it should be an important stimulus to price levels as growth returns to the economy in ensuing years, limiting new supply to meet rising demand.

WHAT MIGHT A RECOVERY LOOK LIKE?

In assessing investment strategy to identify potential outperformance from these beaten down equity markets, the most important questions are, first, whether the current effort to revitalize our stricken credit delivery system will be effective; second, what long-term changes will be needed to revitalize the interbank lending system and the flawed debt-securitization process; third, what will be the impact on global liquidity over the next few years; fourth, how will this crisis impact both consumer and investor confidence over time; and fifth, how can we best position the portfolio to take advantage of opportunities created by this unprecedented global crisis?

We are confident that the current effort to stabilize the global banking system is well in hand. The recapitalization process should permit banks over the next couple of years to either dispose of, or work out of, impaired loans. Unfortunately, the prospective near term continuation of global economy weakness will likely lead to further asset devaluation and income degradation, bringing additional pressures to delever corporate balance sheets. This may create more poor performing loans. Thus, it might be a while before we see a strong, competitive lending environment. Meanwhile, we anticipate that banks will extend credit to their largest and strongest existing relationships, amplifying the ongoing consolidation within the banking system itself. We expect banks will require higher margins with more limited lending. Thus, capital for new business creation and or expansion will probably have to come from nontraditional financial investors who require a significantly higher return on invested capital than traditional bank debt. Clearly, risk premiums required for future capital will likely be more expensive.

Banks’ future requirement of higher net interest margins should over time permit them to take on greater risk, albeit not at the level of the past decade when they faced considerable competition from the capital markets. Over the next several years, flawed asset-backed debt securitizations will come to maturity and require refinancing. In many cases the future cost of refinancing will be much higher. The requirements for interest coverage and excess collateral value will likely be greater than has historically been the norm.

Many of the debt securitizations which dominated the real estate finance environment over the past five years will be subject to recapitalizations or workouts over the next few years. These should be not only more expensive for the issuers, but they should provide lower returns for ongoing investors in these investment vehicles. It is likely that significant investment capital will be tied up for an extended period of time with relatively low return on investment. When, or if, investment bankers can devise a new and improved debt securitization process which instills a measure of confidence in wary investors, securitization could once again offer a competitive source of capital.

Consumer and investor confidence will likely be restored over time. However, the combination of elevated risk avoidance and expensive if albeit limited, liquidity suggests that the range of returns required as investors move up the risk spectrum, will likely be significantly higher. Thus, the discount rates and growth assumptions used in assessing projected investment returns suggests that venture capital will also be constrained. Funding for major capital initiatives such as real estate development, plant expansions and new infrastructure projects should also be curtailed unless confidence inducements can be supplied, such as a governmental guarantee or the strongest of corporate covenants.

Given prospects for a world in which capital has become dear and very selectively distributed, the world of investment opportunities has narrowed. The investment decision process will probably lead to an initial market focus on large and strong companies with solid cash flow and controlled capital requirements. The handful of small companies with a good business model and important niche markets or dominant positions in regions of strong growth potential will probably attract significant capital. In between these two categories, there will likely be a range of companies in the process of transforming their business model to adapt to the emerging economic environment which could provide significant investment opportunity if they are successful. We would anticipate a number of different investment opportunities over the next few years.

ECONOMIC PROSPECTS: POTENTIAL SCENARIOS FROM MOST LIKELY, TO MOST OPTIMISTIC, TO MOST PESSIMISTIC

Given the great uncertainty over future government economic stimulus packages and housing stimulus or relief, around the world, as well as the potential impact of such capital injections or inducements upon employment, incomes, investment, lending, and currencies, we have chosen to incorporate an overview of the prospective potential for what could prove to be likely scenarios for economic activity. Our most likely best case, is for the U.S. economy to stabilize towards year-end 2009 as home prices begin to improve in certain markets, unemployment stabilizes at a level under 9%, along with the prospect of a modest lift in U.S. GDP. By then, China’s economy should have also turned the corner after a period of working down expensive inventories of raw materials and refocusing its economic activity, permitting both margin expansion and lower priced products for their export market. Then, India and Brazil should also start to see greater growth as global GDP begins to grow at a rate faster than the flat to negative first six months. We anticipate considerable interest rate reductions to accelerate this trend, in the emerging markets.

Our optimistic scenario has the global economy start to pick up mid-year 2009 as a result of a tremendous boost from both fiscal and monetary stimulus to the world’s major economies. Under such a scenario, home prices should begin bottoming by late in the second quarter in the U.S., and we would expect domestic unemployment to peak below 8%. We believe the significant increase in investment flowing into the equity markets in response to the positive stimulus to the economy would in itself help to stimulate renewed capital investment patterns. All of this could provide a sustained lift for the global economy. The pressure on the new Democrat controlled government to fix our economy could lead to such a powerful stimulus plan for the traditional drivers of our economy; cars and housing, that a short-term bounce can be engineered. Similar efforts may also be made abroad.

Our least likely scenario could occur if too few or ineffective stimulus programs failed to impact the economy, resulting in a prolonged and deeper downturn with potential double-digit unemployment rates in the U.S. lasting through 2010, a negative feedback loop of declining consumption, leading to higher unemployment to increased mortgage foreclosures and business failures, could further erode our country’s capital base. Such a deflationary spiral of negative consequence would weigh on global consumption patterns, limit the recovery of the banking system and perhaps destabilize governments and trade alliances, reversing many of the benefits of globalization. We believe that this risk is apparent to pragmatists in central banks and governments around the world, so every effort will likely be made to avoid such decline.

FINAL THOUGHTS: ADJUSTING TO A NEW WORLD

During preceding sections we have discussed how this “hundred year flood” of economic distress has upended the order of things related to both the capital and credit markets. Such traumatic events often lead to investment opportunities. We would like to share our thoughts regarding some of those opportunities as we structure our investment portfolios, discussing how this event has led us, as the Funds’ managers, to initiate new efforts in an attempt to protect the Fund against possible future economic tsunamis.

We believe the consolidation in the banking sector should create a selective group of large capitalization companies with strong balance sheets and entrepreneurial management teams, who have enhanced returns in the past, could be rewarded with premium share prices as well as access to capital markets. Large companies which have poor financial structure, management team or business focus will likely be forced to restructure in an attempt to transform their business to meet current economic demands. The likelihood is that only a few will succeed, and those which fail will be forced to sell assets or portfolios, to the better capitalized premier companies. Smaller companies which have good growth opportunities and solid management may find that capital is very expensive. Some should be able to expand their portfolios in spite of higher cost capital and eventually earn premium recognition from the marketplace.

Since the structured finance markets will probably take between two to four years to restructure and, or, cleanse themselves of poor performing loans, we suspect there will not be significant low cost funding for leveraged buy-outs during this period in the U.S. and Europe. Asia and Latin America present a different scenario as we believe their economic growth rates should be sustained at higher levels than growth potential of developed markets enhancing prospective values. Furthermore, they did not receive significant capital from the structured finance underwriters on Wall Street, so there should be very little overhang in those markets. Thus, as the dust settles over the next year, we believe it will become increasingly clear to investors that emerging market trends are still intact for the long term and that development of the capital markets would be required to meet economic demand. In the U.S. and Europe, we believe it will be a slower march back, with investment potential coming from relatively cheap equity valuations and companies’ abilities to transform their business models to position themselves for capital expansion.

Given the current valuation of many real estate, industrial, commodity and financial equities at historic trough levels not seen since 1990, and in some extremes even further back towards the 1970’s, we suspect that the potential for historically strong recovery of valuations off a low basis is present. If equities prove to be cyclically attractive over the next year or two, and stock markets around the world have thoroughly discounted their decline, then we look forward to positioning our portfolios not just for a rebound potential, but also for long term growth potential.

As companies transform their business models, we believe that evolution of our management process is also important and thus we are focusing on adjustments to our existing investment methodologies. In an attempt to protect our portfolios against future extreme price movement, we would hope to reduce the sort of downside risk which has impacted our portfolios this year. Unlike previous years, broad portfolio diversification failed to cushion the downside for our international portfolios in particular. In response, we are gradually concentrating portfolios to a greater degree, favoring the sort of investment opportunities which we believe might outperform during this period of uncertainty and potential transformation.

While the market is certainly closer to a bottom than just a few months ago, and may have hit its nadir on November 21st, the risk of an extended downturn remains. Thus, we will err on the side of caution, while still hunting for undervalued recovery opportunities and transformational value situations. Anticipating a two to three year investment holding period, many of the downtrodden values of today may become great recoveries or even market leaders for the future.

We appreciate your support and interest. Alpine has been investing in our people, processes and systems in an effort to invest most effectively. We hope to enhance results for you in the New Year.

Sincerely,

Samuel A. Lieber
President, Alpine Mutual Funds

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

EQUITY MANAGER REPORTS

Alpine Dynamic Balance Fund

Alpine Dynamic Dividend Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Transformations Fund

Alpine Dynamic Balance Fund

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of Funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Mixed-Asset Target Allocation Growth Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/08

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (6/7/2001)

Alpine Dynamic Balance Fund	-29.81	-33.63	-8.27	-0.90	1.52

S&P 500 Index	-29.28	-36.10	-5.21	0.26	-1.91

Lipper Mixed Asset Target Allocation Growth Funds Average	-25.71	-30.82	-3.95	0.71	-0.14

Lipper Mixed Asset Target Allocation Growth Fund Ranking	—	480/666	525/551	354/420	44/309

(1)     Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Dynamic Balance Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

1.	U.S. Treasury Bond,
	5.250%, 11/15/2028	16.03%
2.	U.S. Treasury Bond,
	6.000%, 02/15/2026	6.44%
3.	U.S. Treasury Bond,
	6.250%, 08/15/2023	4.31%
4.	U.S. Treasury Note,
	5.000%, 08/15/2011	4.12%
5.	CONSOL Energy, Inc.	3.19%
6.	Johnson & Johnson	3.12%
7.	Allegheny Energy, Inc.	2.90%
8.	General Electric Co.	2.52%
9.	JPMorgan Chase & Co.	2.33%
10.	CVS Caremark Corp.	2.31%

*

Portfolio holdings and sector distributions are as of 10/31/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

The Alpine Dynamic Balance Fund had a -33.66% total return in the fiscal year ended October 31, 2008. This compares with a -36.10% for the Standard & Poor’s 500 Index and -30.82% for the Lipper Mixed-Asset Target Allocation Growth Funds Average. Notwithstanding this most negative year for the Fund’s performance, its performance since inception in 2001 remains superior to those of the indices used for comparison. Total return since inception is 11.81%.

Portfolio performance was strengthened by adherence to the basic balanced strategy and utilization of U.S. Treasury obligations. Fiscal year-end U.S. Treasury obligations totaled 30.9% of assets and total fixed income and short term obligations were 37.5% of the portfolio.

The majority of the Fund was invested in equities which were selected for underlying strong asset values, earnings growth potential and yield emphasis. In line with the general trends of equities in this period, returns were disappointing. Only a small, diverse group of equities showed positive performance during the fiscal year. They ranged from a community bank in Tyler, Texas, Southside Bancshares, up 17.3% to Norfolk Southern, the railroad company, with a gain of 17.8%. Long term gains realized during the fiscal year included Allegheny Energy, Simon Property and Union Pacific Corp., up 308.0%, 132.80% and 111.0%, respectively. Gains were realized in a number of other issues in the course of the fiscal year including Goldman Sachs, Chevron Corp, Lennar Corp and Redecard S.A. Additionally, gains were realized in long-term U.S.

Treasury Bonds sold at a market peak, which the Fund subsequently reinvested.

The bulk of the portfolio holdings which held up well during most of the fiscal year (as reported at mid-year), declined during the waves of selling in September and October. There were a few banks which resisted the heavy selling as their industry sharply declined, with a modest 9.0% decline in JPMorgan Chase and 10.9% decline in New York Community Bancorp. The energy group, which had through mid-year benefited from rising prices and consequent intense investor interest, encountered sharp reversals; leaving the position in Hess Corp. down 15.6% for the fiscal year, Chevron Corp. down 16.2% and Diamond Offshore Drilling off 17.0%.

Major real estate investment trusts with strong yields had resisted much of the market decline, but were swept down as Boston Properties was off 28.3% and Simon Property Group down 33.3%. The portfolio’s worst performers were Wachovia Corp., Guarantee Financial Group, AMBAC Financial Group and Fannie Mae, each caught up in the fearful decline of the mortgage banking markets. Fannie Mae, the largest holding of the group, lost virtually all of its value with a U.S. Treasury Department decision to place it in a conservatorship while vastly diluting its equity with government monies. Major declines developed for many issues which had been strong portfolio leaders in its previous growth, ranging from pharmacy operator CVS Caremark to restaurateur Darden Restaurants, and retailer JC Penney.

The extent of the losses in these many well managed companies with excellent records and demonstrably

Alpine Dynamic Balance Fund

strong long-term prospects raised questions about the underlying position of the equity markets. The traditional concept of the economic values of individual businesses seemed to be challenged on an almost daily basis, especially in the final months of the fiscal year. The combination of frequent warnings from Washington featuring the words “financial crisis” and the incessant negativism of hedge fund short-selling seemed to transform market values. Short-term anxiety replaced long-term confidence. Pressure to unload potentially risky assets increased just as Treasury and Federal Reserve statements about shrinking credit availability and illiquidity became the main themes of the financial market. To this background was added evidence of declining retail sales, inventory shrinkage and then accelerating unemployment. Together they generated significant elements of a ‘perfect storm’ equity investment market environment.

The reestablishment of confidence in equity values will, we believe, emerge only with evidence of restored financial liquidity on a broad basis and with demonstration of continued corporate operating strength. For the broader goal of enhanced liquidity, the nation is clearly depending upon government intervention, the widening scale of which is currently suggested by spokespersons in Congress and by the President-Elect. Any corporate demonstration of strength should be reflected by earnings reports of individual companies and, importantly, dividend payment trends. We were encouraged, just after the fiscal year, to see several reaffirmations of dividend strength or increases. Most notable was General Electric Co.’s assertion that it has positioned its financing subsidiaries so that its dividend can be sustained through 2009. Selected holdings such as Lincoln Electric Holdings Co. and Sysco Corp. have lately provided significant dividend increases.

Looking ahead to a recession continuation in 2009, we will sustain our program of investment in companies whose business is not cyclical, and likely to encounter expanded demand, with strong financials characterized by high cash positions and a tradition of regular dividend increases. Among companies so characterized recent commitments include shares of Becton Dickinson, the medical supplies specialist, RPM International, convenience chemical and spray paint supplier, Sysco Corp., food distributor and State Street Corp., the largest trust servicing bank.

The Fund benefited significantly from the search for secure income in the U.S. Treasury obligations. In the present framework of Federal Reserve credit ease, we think it appropriate to maintain the allocation of approximately one-third of assets to U.S. Treasury obligations. Over the months ahead we will try to keep this balanced approach dynamic, reflecting possible changes in interest rates and in economic stimulus programs. That stimulus may positively impact the financial institutions and companies held in the portfolio together with our small group of homebuilder holdings whose profits revival could occur with the restoration of liquidity throughout the financial system.

The equity portfolio is now one of considerable diversity, oriented to both the search for current undervaluation and long-term growth potential. While recognizing that it will have to be modified as conditions change, we are concentrating on the fundamental aim of searching for both quality and growth opportunity in companies with basic financial strength and industry leadership.

Sincerely,

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Investing in this fund involves special risks, including but not limited to, options and futures transactions. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

Alpine Dynamic Dividend Fund

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Equity Income Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/08

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (9/22/2003)

Alpine Dynamic Dividend Fund	-40.98	-49.05	-9.73	0.55	1.86

S&P 500 Index	-29.28	-36.10	-5.21	0.26	0.83

Lipper Equity Income Fund Average	-27.41	-33.84	-4.24	1.48	2.36

Lipper Equity Income Fund Ranking	—	277/283	212/228	115/174	104/169

(1)     Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Dynamic Dividend Fund

Portfolio Distributions*(Unaudited)	Top 10 Holdings* (Unaudited)

1.	De La Rue PLC	3.53%
2.	Time Warner Cable, Inc. -
	Class A	3.27%
3.	Abbott Laboratories	3.22%
4.	The J.M. Smucker Co.	3.14%
5.	Diamond Offshore Drilling, Inc.	3.12%
6.	Regal Entertainment Group -
	Class A	2.45%
7.	The Procter & Gamble Co.	2.43%
8.	Healthcare Services Group, Inc.	2.33%
9.	ITC Holdings Corp.	2.29%
10.	Molson Coors Brewing Co.	2.18%

*

Portfolio holdings and sector distributions are as of 10/31/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

The Alpine Dynamic Dividend Fund (ADVDX) completed a very difficult fiscal year 2008 by achieving its primary objective of distributing an attractive dividend income, but falling well short of our secondary objective of strong capital appreciation and total return. We were extremely disappointed by the decline in our asset value within the context of these challenging markets conditions and it is our goal to regain our track record of outperforming the broad major averages and our equity income peer group in 2009.

ADVDX declined by 49.05% including dividend reinvestments for the fiscal year ended October 31, 2008 versus a 36.10% decline for S&P 500 Stock Index and a 33.84% decline for the Lipper Equity Income Fund average for the same time period. Since inception on September 22, 2003, ADVDX has produced an annualized return of 1.86%, which compares to a return of 0.83% for the S&P 500 Index and a 2.36% annualized return for the Lipper Equity Income Fund average. We would attribute our underperformance to three major factors: our exposure to international equities, our investments in companies that we believed would benefit from global growth, such as industrials and energy, and our exposure to both financial and non-financial companies that had relied on healthy capital markets for their growth.

International markets have significantly underperformed the U.S. in fiscal 2008

ADVDX has a relatively larger exposure to overseas markets, which have significantly underperformed the

U.S. over the past fiscal year, in comparison to the S&P 500 and our equity income peers. In addition to our multi-strategy and multi-cap approach, we invested on average approximately 25-35% of ADVDX’s assets in international equities where we had found attractive growth opportunities and significantly larger dividend payouts than we see in the U.S. We do not actively manage our country weightings - we pick our holdings on a stock by stock basis based on dividend potential and total return. This bottoms-up approach had taken a large portion of our international holdings to the Euro region. However, the stocks in many European countries were hit particularly hard in fiscal 2008 by much higher interest rates than the US, the abrupt collapse of oil prices, and the overall slowdown in the global economies brought on by the crisis in the global financial markets.

Based on the deteriorating outlook for European stocks throughout fiscal 2008 and the turnaround in the dollar after several years of decline, we steadily repositioned the portfolio back to U.S. assets. As of fiscal year end October 31, 2008, ADVDX had only 15.8% of total assets in international equities based in 12 different countries, the majority of which would be considered mature countries. Following the United States, our current top countries are Britain, Norway, Israel, Japan and Sweden. The average dividend yield for the major indices in these five countries is currently 5.47% compared with a 3.25% yield on the S&P 500 Index.

Despite the pain that has been endured this year in the U.S. equity markets, the S&P 500 has actually been one of the best performing major global equity markets

Alpine Dynamic Dividend Fund

over the past year. This is due largely to the timing of the aggressive rate cuts and fiscal packages presented by our Fed versus the other Asian and European central banks and the extensive policy responses by the U.S. government to try to avert a deeper recession and financial crisis. For example, the Dow Jones STOXX Index, which is a broad representation of 600 companies in the European region, has declined by 60% in US dollar terms from its high on 11/1/07 through its low on 11/21/08 versus a 53% decline for the S&P 500 Index from its high on 10/11/07 through its low on 11/21/08. Calendar 2008 was the worst year for global equities since 1970, with countries like Italy down 74%, Norway down 67%, and Ireland down 65% in calendar 2008 versus the S&P 500 Index down 38%.

The rising dollar was also a negative for the currency translation of our international holdings. For example, the dollar strengthened by 20.7% versus the Euro in just a few months, from mid-July 2008 through our fiscal year end on 10/31/08. Beginning in December, 2008 the dollar has started to decline versus the Euro as the U.S. has slashed interest rates well below any other major country. We will monitor the outlook for the dollar as the recent declines will now help the translation of our foreign holdings.

The financial crisis attributed to a rapid decline in global growth and the companies that we owned that supply that growth

As we headed into fiscal 2008, we were concerned about the slowdown in the U.S. economy, but we believed that the strength being exhibited in the economies of Asia and Europe would be able to support the performance of global growth. European and Asian growth was so strong in first half fiscal 2008 that the ECB was raising interest rates because of inflations concerns. But as the year progressed it became increasing clear that the world economies are linked more than ever, particularly financial markets. However, we did not anticipate the severity and velocity of the collapse in demand for commodities such as oil, coal, iron ore, and fertilizer. As we now know, the collapse of Lehman Brothers in mid-September 2008 had dire unanticipated consequences in the global financial markets.

The result has been a global de-leveraging of financial balance sheets and the withdrawal of credit. Without this credit, it is very difficult for businesses to fund working capital or growth projects or acquisition strategies. This has put an abrupt halt in many sectors of global industrial production in a matter of just a few months. This can be illustrated by the collapse in price of many global commodities. The CRB Commodity Price Index declined by an astounding 43.2% in just a few months, from its high on 7/3/08 through our fiscal year end on 10/31/08.

Based on our fundamental work which indicated significant supply constraints, increasing worldwide demand from emerging economies, and very strong backlogs and dayrates, we had remained bullish on industry leaders in commodity, energy, and industrial stocks. Again, we did not anticipate how quickly these backlogs and dayrates could deteriorate as the financial crisis intensified. We are continuously doing our homework and we have lightened up on our exposure to companies in these sectors where we see increasing earnings risk from a rapidly slowing global economy. However, in some cases we believe that the market has oversold some great companies that now offer tremendous value and we will ride out the near term turbulence and take a long term view for our investors.

Also aggravating these massive sell offs have been the large redemptions coming from hedge funds that were heavily overweighted in many of these global growth stories. As redemptions accelerated, many funds were forced to sell their winners in many of the global growth names or other stocks that were liquid. This forced selling became a negative feedback loop as more declines in stock prices continued to fuel more redemptions and selling. We view the negative returns in the hedge fund community in 2008 and the redemption selling as a potential continued risk in early 2009 as funds that ended the year with negative results may be forced to close down and liquidate in 2009. However, there is also a lot of cash that has been sitting on the sidelines at major hedge funds in addition to risk averse capital that has been invested in treasuries that could be redeployed to equities in 2009 if we see confidence return, which would be positive.

Many of our companies were impacted by the sudden deterioration in credit and capital markets that are needed to fund growth

The genesis of the global financial crisis problem was the collapse of the U.S. residential housing market that began in 2007. But like any wildfire that is not contained, the U.S. housing problem was not properly addressed and the flames began to spread due to the global nature of financial markets today. We would say that the far-reaching inferno that the U.S. Fed was trying to fight turned into a global meltdown when Lehman Brothers was allowed to go bankrupt in mid-September 2008.

While ADVDX did not have any direct exposure to the subprime mortgage industry, we did have exposure to some high-yielding global financial companies in early fiscal 2008. However, as we saw the flames spreading, we repositioned ADVDX to have limited direct exposure to the growing bank problems as illustrated in the decline in our financial sector exposure from 16.9% on 10/31/07 to 6.0% on 10/31/08.

Alpine Dynamic Dividend Fund

We also took a hit with our investments in some non-financial companies where the businesses relied on open credit and capital markets to support growth and acquisitions or where their balance sheets had been leveraged for growth. We have worked to eliminate most of these companies from our portfolio as we expect challenging credit conditions to continue in the near term.

Throughout fiscal 2008, we have strived to better balance our portfolio to better weather this economic storm. With the tides and undercurrents changing rapidly, it has been an extremely difficult environment to be a long-only dividend investor that has to have a significant portion of assets invested at all times in order to generate our high dividend yield. However, we have worked to reposition the portfolio to be more diversified and more balanced to handle the turbulence with a barbell approach. By this we mean that we have kept our cyclical names where we feel the stocks offer tremendous long term value and are positioned to benefit from a better outlook for growth in late 2009 and beyond. And we have also added to our more defensive positions in sectors like healthcare, consumer staples, utilities, and telecom which should outperform if global growth continues to be weak. We will discuss this more in our 2009 Outlook below.

Our number one priority continues to be to provide our investors with a very attractive dividend yield and to improve and grow our capital returns.

ADVDX provides a very attractive dividend yield with a high level of qualified dividend income for investors

We did succeed in providing our investors with a high level of 100% earned dividend income throughout these difficult markets. For the twelve months ended October 31, 2008, ADVDX paid $1.64 in dividend income, with a large percentage of the distribution estimated to be qualified for the maximum taxable rate of 15%. For the twelve-months ended October 31, 2007, the Fund paid a total of $1.78 in dividend income. Based on a closing NAV price of $5.72 on 10/31/08, the $1.64 dividend payout represents a trailing twelve-month dividend yield of over 28% for the Fund. Since inception, ADVDX has paid a total of $7.72 in dividends, of which 100% was earned dividend income.

ADVDX pays a regular monthly minimum dividend of $0.07 per share. In addition, in the third month of each quarter the Fund distributes excess dividend income that has been earned and accumulated during the quarter.

Our distinct investment approach combines three sub-strategies: Dividend Capture, Value, and Growth

ADVDX combines three research-driven investment strategies – Dividend Capture, Value, and Growth – to maximize the amount of distributed dividend income that is qualified for reduced Federal income tax rates and to identify companies with the potential for dividend increases and capital appreciation. The Fund also offers some global diversification since a portion of the portfolio is invested in international dividend-paying equities. We scan the globe looking for what we feel are the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach.

Our “Dividend Capture Strategy” enhances the qualified dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in typically high dividend yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We seek to enhance the dividend return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the maximum 15% dividend tax rate

Three of our top ten holdings as of October 31, 2008 were companies that announced special dividend payments associated with restructurings and/or excess cash, and we believe there is additional upside value to be realized following their dividend payments.

Our top holding, De La Rue plc (DLAR LN), is the world’s largest private printer of paper money for over 150 countries, in addition to its smaller businesses in passports and other document printing that require security features. DLAR has experienced an increase in countries that have looked to outsource their currency printing based on issues such as the costs associated with increased technological threats of counterfeiting. The 150-year old company recently sold its automated teller machine business for $700 million in order to focus on its more profitable banknote production and returned the cash to shareholders as a special one time dividend of over 35%. With extremely high barriers to entry, high returns on capital, and strong backlogs and visibility, we expect continued strong earnings growth at DLAR plus its management team has committed to returning excess cash to shareholders.

Time Warner Cable (TWC) and The J.M Smucker Company (SJM) are two other top holdings that recently announced large special dividend payments. TWC is in the process of being spun off from its parent company, Time Warner Inc, to be able to pursue growth opportunities in the cable industry and to focus on its core business. A one-time dividend payment of $10.27 per share is being paid to TWC shareholders when the deal closes, which is expected in first quarter 2009. Time Warner Cable is the second largest cable operator in the U.S. with over 13 million subscribers including the New York and Los Angeles markets. Cable television demand

Alpine Dynamic Dividend Fund

is expected to remain relatively stable while TWC’s growth will be driven by its triple-play service offering, its recent Adelphia acquisition and launch of its small and medium-size enterprise business. We believe that TWC’s current discounted price already reflects economic and competitive concerns and offers an attractive valuation at current levels.

J.M. Smucker Company (SJM) is a food manufacturer of leading brands such as Smucker’s jelly, Jif peanut butter, Pillsbury pie crusts, Crisco cooking oil, and Folgers coffee. We view Smuckers as an attractive defensive growth story as consumers are trading down to more value-oriented meals and coffee choices at home. In addition, Smucker generates only a small percentage of sales internationally so it is more shielded from currency fluctuations versus many large cap food companies. In addition, moderating commodity costs and savings associated with the recent $3 billion Folgers acquisition should allow for attractive margin expansion and cash flow growth. As part of the Folgers transaction, Smucker shareholders received a one-time special dividend of $5 per share in September 2008.

Our “Growth and Income Strategy” targets capital appreciation in addition to yield

Our second strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields and predictable earnings streams plus a catalyst for capital appreciation and dividend increases. In our top 10 holdings, we would group Abbot Laboratories, Proctor and Gamble, Healthcare Services Group, and ITC Holdings in this category. Each company is a leader in its industry and experiencing strong earnings and dividend growth. We would expect additional dividend increases to match earnings growth in 2009.

Two of our top growth and income holdings are considered more defensive stocks with attractive earnings outlooks that are less tied to economic growth. Abbott Laboratories (ABT) is a diversified healthcare company with principal business lines in global pharmaceuticals and nutritional and medical products. We believe that Abbot’s five year growth outlook is one of the most attractive in the healthcare sector based on the strength of its new cholesterol products as well as its Humira arthritis and Xience drug stent franchises. We see 10-15% sustainable EPS growth over the next several years supported by limited generic risk relative to its peer group and strong earnings visibility in uncertain economic times. In addition, ABT is committed to increasing dividends and currently has a growing 2.6% dividend yield. Proctor and Gamble (PG) is one of the world’s largest diversified consumer products company that is also benefiting from international expansion and strength in its core domestic brands. PG is benefiting from declines in input costs and relatively stable pricing which is increasing margins and cash flow. PG is also committed to dividend increases and recently raised its annual dividend by 14.3% to $1.60 per share.

Healthcare Services Group (HCSG) provides housekeeping, laundry/linen, and food outsourcing services to nursing homes and hospitals. The company’s business is in a favorable demographic with the aging U.S. population and the trend toward cost cutting and quality improvements through outsourcing. HCSG’s strong management has a solid track record of delivering sustainable growth while generating substantial free cash. This has enabled the company to maintain a debt-free balance sheet with over $2 per share in cash. HCSG has raised its dividend by one penny every quarter, providing a 4.5% current dividend yield. The company is overcoming some cost issues in 2008 and is expected to return to strong 20% EPS growth in 2009.

Lastly, ITC Holdings (ITC) owns and operates approximately 6,800 miles of high voltage electric transmission stations and wires in the Midwest U.S. ITC transmits electricity from power plants to local substations where the voltage is then lowered for distribution to customers. We believe that ITC is well positioned to benefit from the upgrade and buildout of the electric transmission grid that fits well within the clean energy and infrastructure plans of the new administration. A robust grid is needed to tap the nation’s clean energy resources such as wind, solar, and natural gas. ITC has strong regulated double digit EPS growth driven by substantial investment needs and favorable regulation. We believe concerns about ITC’s capital spending plans are overblown and we view the current share price as attractive for longer-term oriented investors seeking both growth and a current 3.1% dividend yield.

Our “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our third major strategy is what we call “value with a catalyst or restructuring strategy”, where our internal research points to under-valued or mis-priced equity opportunities for companies with attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value. The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high qualified dividend income. We would categorize three of our top holdings in this strategy; Diamond Offshore Drilling, Regal Entertainment, and Molson Coors Brewing.

Diamond Offshore Drilling (DO), based in Houston, Texas, is one of the largest operators of mid-deepwater rigs and it is seeing strong demand for its services as oil

Alpine Dynamic Dividend Fund

is getting harder to find and exploration is moving further out to sea. This is resulting in substantial increases on rates for its long term contracts and the expectation of a doubling of earnings in the next two-three years. DO is generating significant free cash flows and has been returning it to shareholders as regular annual special dividends and has recently moved to quarterly special dividends of $1.25. We would expect the continuation of large cash returns in 2009 as the company is committed to paying out about 80% of earnings as dividends.

Regal Entertainment (RGC) with an 11.6% dividend yield is the largest theater owner in the U.S., generating 20% of total U.S. box office revenue. It is currently enjoying a rebound in theater attendance based on what has been perceived as higher quality movie selections. We expect the large-scale rollout of enhanced 3-D technology to theaters beginning in 2009 to act as a catalyst for an additional increase in movie attendance and an enhanced margin opportunity for Regal as 3-D movies command premium ticket prices.

Molson Coors Brewing (TAP) was formed through the merger of Coors Brewing & Molson Inc in early 2005. TAP is the world’s fifth-largest global brewer, with a leading market share in Canada and the UK and is the No. 3 player in the US. We believe TAP is well positioned for strong double digit earnings growth based on solid organic growth, more aggressive pricing discipline, industry share gains, moderating input costs, and rising cash flows. Beer fundamentals look positive as economic concerns are resulting in market share gains versus wines and spirits. Also, drinker are trading down to domestic premium beers where TAP has a high market share. Its 2008 sales and distribution joint venture with SABMiller in the US is expected to generate $500 million in cost synergies which are now expected to begin by early 2009. TAP raised its dividend by 25% in 2008 and offers an attractive 2.0% current yield and we would expect additional dividend increases as cash flow continues to improve.

Outlook for 2009: Cautious But Optimistic That 2009 Will Likely Be A Better Year for Equities

The Japanese word for “crisis” is comprised of two symbols which separately translate into “danger” and “opportunity”. As we begin fiscal 2009 with the global financial “crisis” continuing to roil the equity markets, we can see both dangers and opportunities for investors in the global markets. The dangers of a potential deep and long global recession are certainly looming as a worldwide de-leveraging cycle plays out. In addition, as earnings estimates for 2009 are being cut globally, so is the risk that dividend payments decrease in line with earnings. However, we also see opportunities and several positive catalysts for equities and we remain optimistic that we should be able to continue to find attractive dividend opportunities for our investors. These positives include massive fiscal stimulus packages from the new Obama administration and from governments around the world, improved household balance sheets from an eventual stabilization in housing prices and declining inflation, and generally attractive equity valuations.

The developed economies of the U.S., Europe and Japan are facing their first coordinated recessions since World War II. To meet this challenge, governments around the world have responded with massive monetary and fiscal responses. Interest rates have been slashed globally and fiscal policy stimulus programs seemed to be announced every week with more likely to come in 2009. In the U.S., we are expecting President Obama and the Democratic Congress to work quickly in calendar 2009 to implement a variety of fiscal measures that should help to stimulate economic growth and should provide a floor for equity valuations. These include tax rebates for the middle class, payroll tax cuts for corporations, grants to local governments, an extension in unemployment benefits, and a pledge for the biggest U.S. public works plan, since the 1950’s, on infrastructure. Eventually, these massive global fiscal and monetary responses should work to loosen credit markets and stimulate economic growth, with our best hope for a rebound in US GDP growth by the second half of 2009 and return to moderate growth in 2010. The equity markets will likely begin to soon discount these efforts and we are cautiously optimistic that we should see equities stronger in 2009.

In addition, we are hopeful that 2009 will be a better environment for ADVDX’s investment strategy as we expect the markets to continue to transition from a momentum and credit driven speculation to a more fundamentally based and conservative investment model that should bode well for high quality and high dividend payers in our universe. The days of free-and-easy credit growth that drove performance in the prior few years are over for at least the near term. We believe high quality companies with strong balance sheets and cash flow will outperform riskier companies until credit conditions get materially better and the de-leveraging process is largely complete, which is not likely to occur within fiscal 2009.

Another positive is that equity valuations have corrected to the point where many stocks are pricing their businesses as cheaply today as we saw back in the bear market of 1974, with many P/E ratios in our portfolio at single digit multiples. Particularly, within our value strategy, we are looking to take advantage of sharp price declines to invest in still very strong companies with solid fundamentals and attractive dividend yields at more attractive valuations. In addition, with global interest rates approaching zero, we would expect capital to search for sustainable yield opportunities in equities which was the case coming out of the bear

Alpine Dynamic Dividend Fund

market in the mid-70’s. While we certainly do expect additional headline risks particularly in the financial sector and economic data in early 2009, we will continue to search attractive global growth companies that we believe should weather the economic storm and are committed to returning cash to shareholders.

We see great long term values in the market, but we need to see confidence restored to the global equity markets. We believe confidence will begin to come into the system when see some meaningful improvements in the credit and housing markets. For example, LIBOR and mortgage rate have begun to decline but corporate bond spreads are still at extremely high levels and treasury yields are at all-time lows. This still signals extreme caution and risk aversion. We would hope that legislation would be supported in Congress in early 2009 to stabilize foreclosures and housing prices and stimulate demand for home purchases. In addition, significant declines in food and energy prices and overall inflation levels should be additional good news for equities and should help result in a reduction in volatility and begin to restore some confidence.

One of the biggest drags on sentiment and the overall economy will likely continue to be rising unemployment. The US posted its highest jobless claims reading since 1982 in November 2008 and we expect unemployment to rise through most of 2009. However, unemployment is a lagging indicator and the equity markets traditionally will bottom well before unemployment starts to decline. The Fed and Treasury have made tremendous efforts to avert a complete financial meltdown, but in the end, the key to revitalizing household cash flows must be centered on solutions for housing and unemployment

We Will Maintain Our Balanced Barbell Approach As We Head Into Early 2009

Our goal is to keep our portfolio balanced and maintain a “barbell” approach to our stock selections. What we mean is that a portion of the portfolio will continue to be invested in more defensive companies with strong and sustainable earnings and cash flow growth with the potential for increasing dividends. These are companies in sectors like healthcare, consumer staples, telecom, and utilities where earnings and dividend growth should be more resilient in economic downturns. On the other end of the barbell, we are searching for extreme value opportunities in some strong companies in the more cyclical sectors like energy and consumer discretionary and domestically oriented industrials whose stocks have been overly punished this year and where we believe long term growth prospects are still attractive.

If we use the analogy that we are the pilots of our fund and we had the wings on our aircraft too much angled toward the global growth story in fiscal 2008. This included many names in the commodity, energy and material sectors and that had hurt our performance in addition to our international exposure. We were drawn to these stocks based on strong long term secular trends and high free cash flow yields. However, short term sentiment trumped the long term math in this environment and we have been on the wrong side of an overcrowded this year. Now, as we head through these continuing storm clouds into calendar 2009, we believe the best strategy for our investors is to keep our wings balanced to better handle the turbulence that we are experiencing.

On the defensive side of the barbell, healthcare is one of the only private sectors that is seeing job gains, aided by the aging world demographics. We have been adding to our healthcare positions as we find attractive companies with earnings growth that is not tied to economic growth and where we see accelerating cash flow and dividend increases. We still remain cautious on the large pharmaceutical companies where there are legislative and generic drug risks. We prefer to look for interesting opportunities in smaller cap niche healthcare which is being stimulated by demographic trends and advances in biotechnology and yet there is no generic threat.

We had also increased our weightings in consumer staple stocks as the fundamentals have improved with declining input costs and price increases being maintained. If the dollar continues to weaken in 2009 then we would expect some attractive margin and cash flow improvement in this group. We have also increased our in weighting in Utilities which we have not historically favored due to their high valuations. But the group has come down with the overall market and is looking more attractive based on long term sustainable growth outlooks. We have lowered our exposure to international telecoms where we saw country risk in places like Russia and Latin America but we have maintained our domestic telecom holdings.

On the value side of the barbell, we have maintained our weighting in the energy sector and some materials and domestically-oriented industrials where our company’s earnings and cash flows still look strong within the context of the recent collapse of commodity prices. Many of these stocks have been decimated with valuations that are extremely attractive based on the long term secular growth story for energy with constrained supply and growing global demand. For example, coal stocks have been amongst our worst performers yet the longer term fundamentals demand picture remains positive. China alone has built the coal fired generating capacity equivalent of three Germanys in the past five years. We will continue to be nimble in these volatile yet potentially highly profitable sectors and we would look for attractive entry and exit points and we are aware of the impact of shorter term seasonal trading pattern.

Alpine Dynamic Dividend Fund

At this time, we continue to remain cautious on the financial sector, as we believe there is still more write-downs on mortgage-related assets, plus we have the rising risk of defaults on commercial loans and consumer-related credit cards and auto loans. This should all lead to continued downward earnings revisions. In addition, we believe the need to recapitalize balance sheets and the outlook for a reduction in high margin business opportunities will continue to dampen earnings outlooks beyond more write-downs. Our strategy during the financial markets turmoil has been to add to the higher quality financial stocks on dips where we believe valuation have become very attractive. But overall we would not look to increase our weightings substantially until we believe that the downside risk is quantifiable and that the upside reward is meaningful.

Another sector that we remain cautious on at this time is consumer discretionary, but we would be more inclined to start building positions in some of these companies where valuations have become extremely oversold. As we have mentioned above, declines in energy and food costs and potentially lower mortgage rates in 2009 should put additional cash in the pockets of those Americans who will not be subject to the unemployment lines. Even a small amount of marginal spending could provide a boost to the oversold consumer discretionary companies and we are looking to be opportunistic in this area.

Lastly, we have added to our technology holdings since our mid-year update based on the more attractive dividend yields and value opportunities that we see in some of the mega-cap technology names. However, we are continually underweight technology stocks relative to the broad market averages due to their relatively low levels of dividend yields.

In summary, our approach during these uncertain economic times is to remain broadly diversified within the dividend-paying universe while actively looking for undervalued opportunities and high quality cash flow generators. We are confident that we will be able to continue to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying attractive situations as well as through our active management of the portfolio. We are also hopeful that we will be able to experience a better equity environment in 2009 and we hope to be able to return ADVDX to its history of strong capital appreciation and total return.

Thank you for your participation and we look forward to a better and more prosperous year in 2009 and beyond.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks. Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Free cash flow: Cash not required for operations or for reinvestment. Often defined as earnings before interest (often obtained from the operating income line on the income statement) less capital expenditures less the change in working capital.

Earnings per share (EPS): Calculated by taking the total earnings divided by the number of shares outstanding.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

P/E ratio: A valuation ratio of a company’s current share price compared to its per-share earnings. Calculated as market value per share / earnings per share. The P/E is sometimes referred to as the “multiple”, because it shows how much investors are willing to pay per dollar of earnings. If a company were currently trading at a multiple (P/E) of 20, the interpretation is that an investor is willing to pay $20 for $1of current earnings.

The CRB Commodity Price Index is an arithmetic average of 19 commodity futures prices with monthly rebalancing.

Alpine Dynamic Financial Services Fund

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depository Receipts (ADRs), traded on the NASDAQ National Market System (NASDAQ/NMS) and SmallCap Market. The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The NASDAQ 100 Financial Index, the PHLX/KBW Bank Index, the S&P 500 Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/08

	6 Months (1)	1 Year	Since Inception (11/1/2005)

Alpine Dynamic Financial Services Fund	-33.69	-41.16	-4.56

NASDAQ 100 Financial Index	-16.50	-27.35	-8.09

PHLX/KBW Bank Index	-29.33	-43.36	-16.09

S&P 500 Index	-29.28	-36.10	-5.10

Lipper Financial Services Funds Average	-31.88	-42.80	-13.92

Lipper Financial Services Fund Ranking	—	35/92	6/70

(1)     Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Dynamic Financial Services Fund

Portfolio Distributions*(Unaudited)	Top 10 Holdings*(Unaudited)
	1.	IntercontinentalExchange, Inc.	5.53%
	2.	Alliance Bancorp, Inc.	5.09%
	3.	The Goldman Sachs Group, Inc.	4.16%
	4.	Sanders Morris Harris Group, Inc.	3.94%
	5.	The NASDAQ OMX Group, Inc.	3.40%
	6.	Allied Capital Corp.	3.28%
	7.	JMP Group, Inc.	3.17%
	8.	CME Group, Inc.	2.81%
	9.	Banco Estado Rio Grande Sul SA	2.77%
	10.	Blackstone Group LP	2.74%

	*

Portfolio holdings and sector distributions are as of 10/31/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

Alpine Dynamic Financial Services Fund reported a -41.16% total return for the fiscal year ended October 31, 2008. This compares to returns for the NASDAQ 100 Financial Index of -27.35% and the PHLX/KBW Bank Index of -43.36% during the same period.

The rapid succession of unprecedented events will likely make the last two months an historic period which will be remembered for generations. The landscape of the financial industry was dramatically changed. This period started with the Government putting Fannie Mae and Freddie Mac into conservatorship. This caused the loss of billions of dollars by banks which owned their preferred stocks, thus weakening further the industry’s capital. The tens of billions lost by public investors, holders of their common stocks, created investor skepticism toward the US Treasury’s motives and future actions. This was followed by Bank of America’s acquisition of Merrill Lynch, and the bankruptcy of Lehman Brothers. The latter event contributed to the Government’s takeover of AIG, the failure of Washington Mutual, and the forced fire sale of Wachovia. The last two “bulge-bracket” investment banking firms, Goldman Sachs and Morgan Stanley, applied to become bank holding companies as their wholesale sources of funding dried up. Both companies were also forced to raise additional capital to strengthen their balance sheets.

The Treasury Department’s decision to let Lehman

Brothers fail was the most devastating event. This bankruptcy brought to the forefront how interwoven the global equities, fixed income, and derivative markets are. We are still learning the full extent of the many companies, government bodies, and individuals who were directly or indirectly exposed to the firm. The bankruptcy raised the uncertainty among bankers as to which firm may be next. This caused many banks to stop lending to each other and led to a spike in the spread between Libor and Treasury bill rates. The Lehman Brothers bankruptcy also caused a well known money market fund, Reserve Fund, to “break-a-buck” and to temporarily freeze investors’ accounts. Depositors then worried about the safety and availability of deposits in banks and money market funds. This caused a run on deposits in some of the weakened banks and massive outflows of money from money market funds. As these events unfolded, stocks of financial companies declined dramatically. In an effort to stem this decline, the Government temporarily prohibited short selling in these stocks.

With the commercial paper market seizing-up, and short-term Treasury yields approaching 0%, the U.S. Treasury and Congress needed to act quickly. In their haste, the Treasury proposed a bill which did not have much substance. Being a controversial bill in an election year, Congressional leaders needed to create a crisis atmosphere in order to change the electorate’s opinion toward the bill. This was a short sighted strategy which

Alpine Dynamic Financial Services Fund

may have long and costly consequences. Consumer sentiment before the bill was debated was at the typical cautious level that is experienced when the economy begins to enter a slowdown. This cautious sentiment turned into fear as the politicians talked about the dire financial conditions facing the country. This fear quickly spread around the globe. In Iceland the Government took over the whole banking system and restricted deposit withdrawals. Hundreds of thousands of people in the United Kingdom, along with numerous municipalities, had their Icelandic bank accounts frozen. There was an increase in the sale of safes in the U.K. as well as the U.S., as people decided to take money out of their banks and keep it at home. Other European banks began to fail, or were forced to sell to stronger institutions. Then, country after country began announcing their own bank bailout legislation. The model for many was the bill from the U.K. This was a three prong plan which includes direct investment in banks, guarantee of new bank debt, and the purchase of illiquid assets.

Sensing that they did not go far enough with their bill, the U.S. Treasury took ideas learned from the U.K. to add much needed substance to their plan. With the media describing current conditions as a global financial crisis, the leaders of the G7 countries met to discuss ways of coordinating their efforts to restore order and confidence back to the capital markets. In a show of unity, the central banks coordinated a reduction in their short term rates by 0.5%.

As these historic events wound down, banks started reporting their September Quarter results. The current focus of analysts is asset quality, which continues to deteriorate. We expect that further increases in problem assets and charge-offs should continue into the first half of 2009. Loan growth has slowed due to tighter underwriting standards and reduced client demand. Commercial loan demand is the strongest among the main categories, but even this segment is showing signs of weakening. There is modest growth in commercial real estate lending, and banks are receiving better terms on recent underwritten credits. With lowering interest rates some banks have reported increases in residential mortgage production and getting more attractive rates on loans sold to Fannie Mae and Freddie Mac. Consumer loan demand remains weak. The net interest margin changed little during the quarter, with some banks reporting an increase and others with a decrease.

Looking ahead, with the increase in FDIC deposit insurance coverage and the merger of some of the weaker institutions, we expect the cost of deposits will likely decrease for the industry. The beneficiaries of this crisis are the community banks. The American Banker’s Association has reported some movement of money by individuals out of deposit accounts in large banks and brokerage companies and into accounts at community banks. The local banks have been actively marketing the safety and soundness of their institutions, and the fact that all their lending is done locally, that they do not make subprime loans, and they do not invest in exotic securities.

Partially offsetting lower deposit rates will be an increase in the FDIC deposit insurance assessment. As the cost of bank failures rise the FDIC needs to replenish their insurance. Another potential negative would be further Federal Reserve interest rate cuts. The lower the level of interest rates the less of a spread banks can make off their low cost checking accounts. Bankers are also worried that they will not be able to reduce deposit rates at the same amount of future rate cuts. Yet the yield on their prime-based and treasury-based loans should decline until it hits the minimum floor rate.

Many banks, except for those with excessive capital, are preserving their capital. All the bankers we have recently talked to expect little or no balance sheet growth next year. Most stock buyback programs have been postponed, and there have been more dividend cuts than increases. All banks are reviewing the option of selling preferred stock to the government. Generally, banks are receptive to the relatively cheap capital, yet are weary of what strings may be attached when the government becomes a shareholder.

We believe in diversifying the fund’s investments into the different sub-sectors of the financial industry in order to reduce the overall risk of the portfolio. But this year has been a difficult business climate for all sub-sectors. The slowdown of initial public offerings (IPOs) and merger activity has hurt the investment banks. The write-down of securities and loans has affected the banks, brokers, consumer finance firms, insurance companies, and asset managers. The deleveraging of investors has slowed the growth of trading volume at the exchange firms. And the cutback in spending by the financial companies has hurt the processing and outsourcing firms which service the industry.

Our concern over potential loan quality problems caused us to reduce our exposure to commercial banks this year. In turn, we increased the Fund’s allocation of companies with little or no loan risk. These companies include equity and futures exchanges, boutique investment firms, asset managers, and outsource service providers. Without lingering asset quality concerns, we

Alpine Dynamic Financial Services Fund

believe these sub-sectors should outperform once the capital markets stabilize.

Many of the banks in the portfolio were purchased using one of our investment strategies. That strategy is finding companies which may participate in the industry consolidation. During fiscal 2007, the Fund had thirteen holdings acquired. In fiscal 2008, the pace of industry consolidation slowed as uncertainty surrounding the quality of companies’ balance sheets caused potential acquirers to sit on the sidelines. During this fiscal year, five holdings in the Fund were acquired. The mergers included two community banks, American Community Bancshares and GB&T Bancshares, two insurance companies, AmCOMP Inc. and CastlePoint Holding, and a stock exchange Bovespa Holding. We believe the current problems in the industry should cause consolidation to increase next year. We expect the initial consolidation will be government assisted deals of failed institutions and the sale of weaker banks which did not qualify for the Government’s preferred stock investment. We also expect there will be healthy bank deals as the difficult events of the past year have created many weary executives and directors which are looking for an exit strategy.

We are cautious about the outlook for the near future. The fear that is driving individuals to keep their money “under the mattress” vs. their bank has not been seen since the Great Depression. At this point in time, how quickly this sentiment can change is unknown. The deleveraging that is taking place in all areas of the economy (financial institutions, businesses, investors and individuals) needs to exhaust itself in order for a recovery to begin. Compounding these headwinds is the global nature of these factors. Yet, as Warren Buffet pointed out, the best time to buy is when everyone is selling. We believe the valuation for the group is very compelling from a long time prospective. We also feel that further monetary easing by the Federal Reserve and a fiscal stimulus agenda by the new administration and Congress could lead to renewed investor interest in economically sensitive sectors like financials.

We appreciate your confidence despite these very unusual and trying times and wish everyone a healthy, happy, and prosperous New Year.

Sincerely,

Peter J. Kovalski
Portfolio Manager

The fund primarily invests in equity securities of financial services companies and will be affected by risk factors particular to this industry such as regulation, monetary and fiscal policies and interest rates, as well as general market risks. The fund invests in smaller companies, which involve additional risks such as liquidity and greater volatility. The fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

There is no assurance the fund will achieve its investment objective.

References to other mutual funds should not be interpreted as an offer of those securities.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Alpine Dynamic Innovators Fund

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment advisory fees.

The Russell 2000 Total Return Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager’s opportunity set. The Lipper Small-Cap Growth Funds Average is an average of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000 Total Return Growth Index and the Lipper Small-Cap Growth Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Innovators Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/08

	6 Months (1)	1 Year	Since Inception (07/11/2006)

Alpine Dynamic Innovators Fund	-44.52	-49.95	-13.29

Russell 2000 Total Return Growth Index	-27.63	-37.87	-10.35

S&P 500 Index	-29.28	-36.10	-9.37

Lipper Small-Cap Growth Funds Average	-30.68	-42.00	-11.39

Lipper Small-Cap Growth Fund Ranking	—	574/601	394/531

(1)     Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Dynamic Innovators Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

	1.	Sequenom, Inc.	6.46%
	2.	Invitrogen Corp.	4.68%
	3.	Comtech Telecommunications Corp.	4.41%
	4.	FLIR Systems, Inc.	4.38%
	5.	Itron, Inc.	4.10%
	6.	Air Products & Chemicals, Inc.	3.78%
	7.	Charles River Laboratories International, Inc.	3.49%
	8.	Logitech International SA	3.17%
	9.	Priceline.com, Inc.	3.08%
	10.	Ansys, Inc.	3.05%

	*

Portfolio holdings and sector distributions are as of 10/31/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

The performance of the Alpine Dynamic Innovators Fund for the fiscal year ended October 31, 2008 was
-49.95%. This compares with the -36.10% of the Standard & Poor’s 500 Index and -37.87% for the Russell 2000 Total Return Growth Index. Since the inception of the Fund on July 11, 2006, the cumulative performance is -28.03%, compared with -20.31% for the Standard & Poor’s 500 Index and -22.29 for the Russell 2000 Total Return Growth Index.

When the Fund completed its first calendar year in 2007 with a 35% gain in net asset value per share, it seemed that we were getting positive proof of concept in developing a fund concentrating on innovation. Subsequently, the negative results of 2008 challenged the concept. In our 2008 semi-annual report, we noted that “On occasion market volatility has obscured strong underlying trends in innovative companies.” In later months, we saw that this was not an occasional obscuring of trends, but a consistent lack of interest and of confidence in investment opportunities in innovative companies. There were exceptions. For example, Sequenom Inc. noted in our mid-year report, rose 85.4% in the fiscal year. But even that striking increase reflected a fall from a peak as the shares declined from a high of $29 to $18. Consistently outstanding performance in the results of many companies with innovative characteristics was either ignored or downgraded in recent volatile markets. Illustratively, Intuitive Surgical Inc., the world leader in developing the most widely used robotic surgery system, rose from our original cost of $189.3 to a high of $357.9 then at the end of this fiscal year fell back to $173.0. A few with comparatively low price earnings ratios and limited investor recognition, such as American Science & Engineering Inc., makers of x-ray detection equipment for cargo and ports, and Comtech Telecommunications, manufacturers of military and satellite communications yielded gains which outperformed the market. But, many companies with strong achievements in profit gains, market share and new product innovation declined over the fiscal year. Examples range from industry leaders Hewlett Packard, Monsanto and FMC Technologies to lesser known specialty companies such as Psychiatric Solutions, Ansys Inc., and Stratasys Inc. The latter two are leaders in innovative electronic systems for product design and manufacture.

While disappointed that innovative accomplishment and prospects were so little valued in recent markets, we see great opportunity among the Fund holdings. Our analysis suggests that many should rise above the recessionary trends of the current economy and once again be valued for the dynamic opportunities which they represent. We have carefully pruned the portfolio, taking profits or losses when issues did not seem to justify our near-term or long-term expectations. The largest single gain was taken in the shares of Illumina Inc., a leading manufacturer of genetic analysis systems. Repeated gains were taken in the shares of NVR, Inc., a prominent homebuilding company operating in the

Alpine Dynamic Innovators Fund

District of Columbia area. The largest loss recorded was in the shares Tessera Technologies, a specialized manufacturer of semiconductor chip packaging for the cell phone industry.

While appraising and reappraising the portfolio, we have a high degree of confidence that it is positioned in companies which should provide exceptional growth opportunities and demonstrate effective management to generate potentially strong profitability.

We continue to view this Fund as an early stage growth vehicle and are dedicating resources in an attempt to realize its dynamic long-term potential.

Sincerely,

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress.

The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The Fund portfolio will involve short positions, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Alpine Dynamic Transformations Fund

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Transformations Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/08

	6 Months (1)	Since Inception (12/31//2007)

Alpine Dynamic Transformations Fund	-42.62	-42.10

S&P 500 Index	-29.28	-32.84

Lipper Mid-Cap Core Funds Average	-32.36	-35.12

(1)     Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Dynamic Transformations Fund

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	Pall Corp.	9.97%
2.	Intuitive Surgical, Inc.	6.52%
3.	Abiomed, Inc.	5.50%
4.	Ingersoll-Rand Company, Ltd.	5.08%
5.	Tidewater, Inc.	4.94%
6.	Autoliv, Inc.	4.84%
7.	Walter Industries, Inc.	4.39%
8.	Hewlett-Packard Co.	4.33%
9.	Wachovia Corp.	4.23%
10.	Starbucks Corp.	3.96%

*

Portfolio holdings and sector distributions are as of 10/31/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

Since the inception of the Alpine Dynamic Transformations Fund on December 31, 2007, its net asset value per share has declined 42.10%. This compares with the -32.84% of the Standard & Poor’s 500 Index and -35.12% of the Lipper Mid-Cap Core Funds Average.

After a promising start, as indicated in our fiscal mid-year report for the four months as of April 30th, 2008, when the fund produced a 0.90% gain in net asset value vs. the -5.03% of Standard & Poor’s 500 Index, the situation has reversed. We stated in that first report that “We think it is particularly relevant to initiate this strategy at a slowing or recessionary phase in the economy. Our reasoning is that pressures of a slowed, more competitive economy force managements to reexamine their positions and act to improve them.” The initial portfolio holdings and those subsequently added all reflect what we believe are transformational opportunities.

In the month since our first report there were a series of shocks to the economy and to the markets building through the credit crisis. These have proven significantly adverse to many of our holdings. The financial and energy related equities were particularly under pressure in the most recent months. Financial issues which were purchased after extraordinary declines with the anticipation that they might benefit from structural improvements in the mortgage market have proven negative. These are Ambac Financial Corp. and Wachovia Corp. The transformation of Wachovia is not as we expected, but through an acquisition by Wells Fargo engineered by the FDIC at what may prove to be the bottom of the banking crisis. Energy industry holdings encountered severe liquidation as the price of oil and natural gas suffered unprecedented declines in recent months. Evan companies with important new reserve discoveries, Chesapeake Energy and Plains Exploration and Production both suffered sizeable losses as oil and gas prices fell precipitously. Specialists providing systems and resources for new oil and gas production, FloteK Industries and Tidewater Inc. also suffered severe price declines. Even coal producers, Consol Energy, Inc. and Walter Industries, purchased after major price declines, experienced further weakness. While the overall environment was adverse, there were opportunities for meaningful profits. Some which were taken, included sales of our positions in Fastenol Company, Lincoln Electric Company, JPMorganChase and Co., and SallieMae Inc.

We viewed these initial months of the Fund as building a base from which long term growth could be achieved. Particularly encouraging was the performance of our healthcare related investments which we consider in important transformation phases. They are, notably, Abiomed Inc., specialists in heart stimulant devices, Intuitive Surgical Inc., the leader in robotic surgery systems, and Pall Corp., whose filtration systems are used in surgery and medical research. We see other technology opportunities as great. They range from our recent purchase of General Electric Co. on a very depressed price

Alpine Dynamic Transformations Fund

basis, to Hewlett Packard with computer and printer leadership, Autoliv Inc. with night vision systems for cars and Excide Technologies with new research into battery production for hybrid and electric vehicles.

The challenge as the Fund emerges from its first calendar year is to determine and analyze the opportunities for corporate profits growth through the transformations which are being accelerated in this challenged economy. Cash reserves for investments were 29.3% of holdings at year-end. Directing our research toward this opportunity, we have lately added further analytical staff to broaden our research base. Despite having begun to exploit a promising investment strategy in a very difficult year, we now see the deflation of equity prices as creating unique opportunities for long term investment directed at capital appreciation.

We appreciate the support of our initial investors and aim to fulfill your goals.

Sincerely,

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress.

The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

FIXED INCOME MANAGER REPORTS

Alpine Municipal Money Market Fund

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

Alpine Municipal Money Market Fund vs. Peer Performance (Unaudited)

*	The Adviser Class return for 2004 is from 3/30/04 (inception)–12/31/04.

**	The Adviser Class return for 2007 is from 1/01/07–12/05/07 (class ceased operations)

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

1.	Port Corpus Christian Authority Nueces County Solid Waste Disposal, Flint Hills Resources LP, 2.244%, 11/07/2008	4.89%
2.	BlackRock Liquidity Fund MuniCash Portfolio	4.06%
3.	Lubbock Health Facilities Development Corporation, St. Joseph Health System, 3.989%, 11/01/2008	3.67%
4.	State Water Development Authority Pollution Control Revenue, Ohio Edison Co., 5.984%, 11/01/2008	3.64%
5.	Strategic Fund Limited Obligation Revenue, Detroit Edison - Series DT, 2.643%, 11/07/2008	3.39%
6.	State Student Assistance Variable Education Loan - Series A-1, 2.842%, 11/07/2008	3.31%
7.	Citizens Property Insurance, High Risk Notes - Series A-2, 4.500%, 06/01/2009	3.03%
8.	Health Facilities Authority Revenue, St. Lukes Medical Center, 3.441%, 11/01/2008	3.02%
9.	Austin Hotel Occupancy Tax Revenue, Sub Lien - Series A, 3.989%, 11/07/2008	2.83%
10.	Higher Education Loan Authority - Series A-1, 1.745%, 11/07/2008	2.82%

*

Portfolio holdings and sector distributions are as of 10/31/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Municipal Money Market Fund

Comparative Annualized Returns as of 10/31/08

Joint Return	Single Return	Marginal Tax Rate	Your Tax-Exempt Effective Yield of 2.69% is Equivalent to a Taxable Yield of:

$65,101 - 131,450	$32,551 - 78,850	25%	3.59%

$131,451 - 200,300	$78,851 - 164,550	28%	3.74%

$200,301 - 357,700	$164,551 - 357,700	33%	4.01%

Over $357,701	Over $357,701	35%	4.14%

The chart reflects projected 2008 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult a tax professional to determine their actual 2008 marginal tax rate.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578.

The Lipper Tax-Exempt Money Market Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/08

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (12/5/02)

Alpine Municipal Money Market Fund—Investor Class	1.42%	2.94%	3.32%	2.65%	2.41%

Lipper Tax-Exempt Money Market Funds Average	0.90%	2.04%	2.60%	1.98%	1.99%

Lipper Tax-Exempt Money Market Fund Rank—Investor Class	—	1/108	1/92	1/85	1/77

Alpine Municipal Money Market Fund—Investor Class, 7-day effective yield (as of 10/31/2008): 2.69%

(1)     Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Ultra Short Tax Optimized Income Fund

Alpine Ultra Short Tax Optimized Income Fund vs. Peer Performance (Unaudited)

*	The Adviser Class return for 2004 is from 3/30/04 (inception)–12/31/04.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than one month. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Tax Optimized Fund Adviser Class began imposing a maximum sales charge of 0.50% on purchases.

Performance data shown for time period beginning with dates after 10/12/07 reflect the sales charge.

The Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market. Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Ultra Short Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/08

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (2)

Alpine Ultra Short Tax Optimized Income Fund—Investor Class	2.00%	3.75%	3.87%	3.17%	3.38%

Alpine Ultra Short Tax Optimized Income Fund—Investor Class (Pre-liquidation, After-tax)	1.78%	3.40%	3.52%	2.77%	2.97%

Alpine Ultra Short Tax Optimized Income Fund—Investor Class (Post-liquidation, After-tax)	1.82%	3.54%	3.54%	2.82%	2.97%

Alpine Ultra Short Tax Optimized Income Fund—Adviser Class	1.87%	3.39%	3.74%	N/A	2.91%

Alpine Ultra Short Optimized Income Fund—Adviser Class (Pre-liquidation, After-tax)	1.67%	2.96%	3.39%	N/A	2.53%

Alpine Ultra Short Tax Optimized Income Fund—Adviser Class (Post-liquidation, After-tax)	1.70%	3.14%	3.38%	N/A	2.59%

Lehman Brothers Municipal 1 Year Bond Index	1.40%	4.22%	3.69%	2.70%	2.76%

Lipper Short Municipal Debt Funds Average	-0.67%	0.73%	2.17%	1.82%	1.76%

Lipper Short Municipal Debt Fund Rank—Investor Class	—	2/60	1/54	1/48	1/43

(1)	Not annualized. FINRA does not recognize rankings for less than one year.
(2)	Advisor Class shares commenced on March 30, 2004 and Investor shares commenced on December 5, 2002. Returns for indices are since December 5, 2002.

Alpine Ultra Short Tax Optimized Income Fund

Portfolio Distributions*(Unaudited)	Top 10 Holdings* (Unaudited)

	1.	Valparaiso Industrial Economic Development
		Revenue, Task Force Tips, Inc., 2.194%,
		11/07/2008	4.11%
	2.	Northwest Regional Airport Authority
		Revenue - Series A, 2.413%, 11/07/2008	3.70%
	3.	Kissimmee Utilities Authority Electrical
		Systems Revenue, 6.981%, 11/07/2008	3.70%
	4.	Chicago O’Hare International Airport
		Revenue - Series X-2, 3.810%, 11/07/2008	3.58%
	5.	Highlands County Health Facilities Authority
		Revenue, Adventist Health Systems -
		Series B, 12.000%, 11/30/2008	3.29%
(1) Less than 0.1%	6.	Austin Hotel Occupancy Tax Revenue,
		Sub Lien - Series A, 3.989%, 11/07/2008	3.29%
	7.	Monroe County Antic Notes, 6.500%,
		04/15/2009	3.09%
	8.	Hopkins County Industrial Building Revenue,
		LOK Corporation, 1.975%, 11/07/2008	3.00%
	9.	Health Facilities Authority Revenue,
		St. Lukes Regional Medical Center,
		3.989%, 11/01/2008	2.88%
	10.	Metropolitan Transportation Authority,
		1.935%, 11/07/2008	2.82%

	*

Portfolio holdings and sector distributions are as of 10/31/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Municipal Money Market Fund / Alpine Ultra Short Tax Optimized Income Fund—Commentary

We are pleased to provide you with the commentary for the Alpine Income Trust for the period ending October 31, 2008. The Income Trust includes both the Alpine Municipal Money Market Fund and the Alpine Ultra Short Tax Optimized Income Fund.

Performance Summary

For the one-year period, each Fund continued to produce superior relative performance leadership when compared against its counterparts in their respected categories. Based on total return, the Alpine Municipal Money Market Fund was ranked number one out of 108 Tax Exempt Money Market Funds according to Lipper Analytical. It had a total return for the period of 2.94% outperforming the Lipper average of 2.04%. Lipper ranked the Alpine Ultra Short Tax Optimized Income Fund number two out of 60 funds in the Short Municipal Debt category and had a total return of 3.75%. The Lipper average for the peer group was 0.73%. We would also like to report that as of the close of this reporting period Morningstar continued to award the Fund its highest Overall Morningstar rating of five stars among 132 Muni National Short Funds (derived from the weighted average of the fund’s three-, five- and ten-year risk adjusted return measure, if applicable).

Market Overview

During the 12-month reporting period ended October 31, 2008, the market’s perception of risk changed significantly. Market volatility spiked and a credit crunch developed as banks tightened credit standards and money markets suffered dislocations in response to the bursting of the housing bubble. At the end of the reporting period, conditions in the market for subprime mortgages and related instruments, including segments of the asset-backed commercial paper market, deteriorated sharply. Short-term note and bond yield levels exhibited extremely high levels of volatility as the crisis of confidence in both domestic and international institutions heightened. Fannie Mae and Freddie Mac were placed into conservatorship by the U.S. Treasury, Lehman Brothers filed for bankruptcy, AIG averted bankruptcy through support from the Federal Reserve and a large taxable money market fund fell below the $1 net asset value.

These developments prompted a sharp crisis of confidence in financial markets, with unsecured short-term interest rates spiking upwards, flight-to-safety buying of U.S. Treasury securities, worldwide equity markets declining and steep erosion in trading liquidity in tax exempt municipal and various bond markets. This lead to volatile financial market conditions and an increased investor preference for safe assets as well as revisions in expectations concerning Fed policy. The Fed reduced the federal funds rate from 4.50% to 1.00% and changed its bias to a downside risk to growth.

During this reporting period, both the U.S. House and Senate voted for a $700 billion government rescue plan that would allow for stabilization of the troubled banks by purchasing distressed mortgage securities and loans

Alpine Ultra Short Tax Optimized Income Fund

from their balance sheets and provide for direct capital injections into the banks. In this environment, market expectations regarding future interest rate policy of the Fed shifted toward a strong bias for additional interest rate cuts for the federal funds target rate.

The two-year Treasury note yield, reflecting this volatility at the end of the reporting period and the cuts in the fed funds rate, moved the yield from 2.27% in April 2008 to 1.58% at period end. As Treasury note yields declined significantly during the reporting period tax exempt yields moved less dramatically and thus underperformed as Treasury note prices rose due to huge demand for government securities.

Credit spreads were wider for BBB rated (or comparable quality) debt than for other investment-grade rated (AAA, AA, A or comparable quality) debt, meaning that the yield improved to a greater extent than for other investment-grade rated debt. Credit spreads for high-yield tax exempt municipal debt (noninvestment-grade) widened more than investment-grade debt, causing high-yield debt to significantly underperform investment-grade debt.

Lastly, there have been some dramatic changes in the municipal bond insurance industry. Once awash with its triple-A ratings, those ratings have been decimated by a combination of events including out-sized losses, risky asset concentrations in mortgage securities and a sharp slowdown in the amount of new business being written by individual bond insurers. From a business perspective, all of the municipal bond insurers elected to diversify their business models to include structured finance, which subjected them to the specific credit risks associated with residential and commercial real estate sectors, including subprime mortgages. It has been the structured finance business and not the municipal bond finance business that has caused outsized losses for the bond insurers and resulted in widespread insurer rating downgrades throughout the industry.

Alpine Municipal Money Market Fund

The aftershocks of the credit crisis continued to be felt in the municipal money markets since our last update six months ago. The market has changed in dramatic fashion since the crisis began more than a year ago. Most significantly, the virtual collapse of the monoline insurers as viable guarantors within the money market resulted in a large amount of outstanding debt becoming no longer appropriate for money fund investment. Investors moved quickly to shed their portfolios of any debt carrying a “tainted” insurer. Losses and liquidity constraints on Wall Street have resulted in a sharp cutback in sponsorship for the tender option bond trade, previously a significant source of variable rate supply. Finally the meltdown of the auction rate market and its slow workout has introduced another variable to the overall money market picture.

These changes, coming in such rapid fashion, along with further Federal Reserve rate cuts and ongoing liquidity and credit concerns, have introduced a degree of rate volatility into the municipal money market not seen in many years. Yields on variable rate debt experienced the largest swings, with a range over the past six months from a low of around 1.00% to over 10%. Other parts of the yield curve including commercial paper and general market notes while not as volatile also moved in similar fashion. We ended the period with most rates near the low end of their six-month range. Relative to comparable taxable investments, our yield curve is offering lower-than-expected rates as investors continue to show a strong preference for the safety of the money markets, which has boosted demand for so-called “clean” investments.

Our strategy over the past six months was decidedly defensive. Given the extreme volatility of the market, a rapidly moving credit environment and the supply dislocations effecting yields across our curve, we felt that an overweight position in variable rate demand notes provided the best investment opportunity. Despite the defensive nature of our strategy, it proved to offer the best yields to investors. Variable rate demand notes ended the period as the highest-yielding portion of our yield curve. Currently, about 88% of our portfolio is invested in this type of security with an additional 9% in other tax exempt cash equivalent vehicles. This has resulted in the average weighted maturity of the fund to remain in the 10-12 day range which continues to be shorter than the industry average.

Alpine Ultra Short Tax Optimized Income Fund

During the past six months, we continued the same strategy that we adopted in the beginning of the year. Our goal was to keep the portfolio’s duration, a measure of a fund’s sensitivity to interest rates, shorter than that of the benchmark. We maintained this strategy as the fixed income markets were experiencing an unusually turbulent environment and preservation of capital was a top priority. Furthermore, we remained committed to purchasing only tax exempt securities as they continued to provide high after-tax yields and provided more price stability that most other taxable securities.

With significant new cash flows into the fund over the reporting period, the fund increased its overall position in variable rate demand notes (VRDNs) as our goal was to provide an attractive income stream and avoid any major movements in our net asset value (NAV). This strategy proved to be extremely rewarding during September and October as the credit markets became chaotic and variable rate demand note rates soared to levels not seen in many years. Furthermore, because the fund had such a high concentration in these securities it was able to weather the storm as prices on longer dated maturities deteriorated sharply as the municipal market sold off. While we have seen rates come down from their recent

Alpine Ultra Short Tax Optimized Income Fund

highs, we believe VRDN’s should continue to offer a generous return and provide flexibility in an attempt to take advantage of new opportunities as they come up.

Other purchases that were made included investments in select seven-day auction rate securities (ARS). Because of past turmoil in this market, many of the issues have been refinanced into either variable rate demand notes or longer dated bonds thus shrinking this market significantly. We continued to purchase only high quality securities that were functioning in an orderly manner. This is due to not only the quality of the security but more importantly the high maximum rate that the security would pay should the auction fail to attract enough bidders. While this group of securities has provided the fund with a very attractive return, we have recently decreased our ARS purchases as we believe most of the desirable names have been retired from the market.

We rounded out the above mentioned purchases with select investments in general market notes with five to six month maturities and short maturity municipal bonds. Our general market note purchases were made in October when the market was at its most chaotic and therefore the cheapest from a buying perspective. These fixed rate securities should provide a balance to our large position of VRDN’s.

Outlook

We remain positive on the municipal bond market based on relative valuations and the traditionally low default rate. We want to reiterate our view that many of the current problems facing the municipal bond market are due to market dynamics and not a massive increase in risk. As always, we will continue to monitor the municipal market very carefully in an attempt to identify securities with attractive yields and a good long-term risk/reward trade-off.

An investment in these Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investing in these funds involves special risks, including but not limited to, investing in municipal obligations and derivative securities, mortgage-related and asset-backed investments. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Please refer to the Schedule of Portfolio Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

The federal government guarantees interest payments from government securities, such as U.S. Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM (based on a Morningstar Risk Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Alpine Ultra Short Tax Optimized Income Fund—Investor Class received 5 stars among 132 Muni National Short Funds for the three-year period and 5 stars among 120 Muni National Short Funds for the five-year period ending October 31, 2008.

2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is not a guarantee of future results.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments
October 31, 2008

Shares	Security Description	Value

Common Stocks—61.9%
Capital Markets—1.1%
13,900	State Street Corp.	$602,565

Chemicals—1.6%
3,200	Air Products & Chemicals, Inc.	186,016
11,000	Mosaic Co.	433,510
5,000	PPG Industries, Inc.	247,900

		867,426

Commercial Products & Services—9.0%
30,000	AMETEK, Inc.	997,500
30,500	Autoliv, Inc.	651,480
5,000	Caterpillar, Inc.	190,850
59,199	Eagle Materials, Inc.	1,048,414
14,800	Lincoln Electric Holdings, Inc.	638,620
27,500	McGrath RentCorp	625,350
12,000	PACCAR Inc.	350,880
15,000	WESCO International, Inc. (a)	298,200

		4,801,294

Construction Residential—1.4%
20,000	Hovnanian Enterprises, Inc.— Class A (a)	85,800
28,000	Lennar Corp.—Class A	216,720
30,000	Pulte Homes, Inc.	334,200
32,000	Standard Pacific Corp. (a)	91,200

		727,920

Consumer Products & Services—1.5%
20,000	Darden Restaurants, Inc.	443,400
25,000	RPM International, Inc.	355,000

		798,400

Energy Equipment & Services—0.8%
5,000	Diamond Offshore Drilling, Inc.	444,000

Energy Production & Equipment—8.2%
15,000	Chevron Corp.	1,119,000
54,000	CONSOL Energy, Inc.	1,695,060
13,000	Hess Corp.	782,730
20,000	Penn Virginia Corp.	743,400

		4,340,190

Finance/Banks—7.7%
18,000	Bancorp Rhode Island, Inc.	435,960
43,041	Bank of America Corp.	1,040,301
6,000	Bank of Florida Corp. (a)	36,600
30,000	JPMorgan Chase & Co.	1,237,500
31,500	New York Community Bancorp, Inc.	493,290
6,798	Southside Bancshares, Inc.	163,764
52,400	Wachovia Corp.	335,884
17,500	Webster Financial Corp.	324,450

		4,067,749

Financial Services—2.7%
20,000	Ambac Financial Group, Inc.	53,600
75,600	Fannie Mae	70,081
12,227	Fidelity National Financial, Inc.— Class A	110,165
9,000	The Goldman Sachs Group, Inc.	832,500
13,100	MBIA, Inc.	128,773
5,800	The Student Loan Corp.	211,700

		1,406,819

Shares	Security Description	Value

Common Stocks—continued
Food Products—0.7%
7,000	Kellogg Co.	$352,940

Health Care Providers & Services—0.9%
13,000	Pediatrix Medical Group, Inc. (a)	502,450

Industrial Conglomerates—4.9%
10,000	3M Co.	643,000
68,600	General Electric Co.	1,338,386
15,000	Honeywell International, Inc.	456,750
25,300	Temple-Inland, Inc.	150,029

		2,588,165

Information Technology—0.2%
5,374	Fidelity National Information Services, Inc.	81,094

Machinery—0.5%
15,200	Ingersoll-Rand Company, Ltd.	280,440

Media—0.8%
15,000	The McGraw-Hill Companies, Inc.	402,600

Pharmaceuticals—3.1%
27,000	Johnson & Johnson	1,656,180

Real Estate Investment Trusts—6.5%
15,000	Boston Properties, Inc.	1,063,200
12,500	Developers Diversified Realty Corp.	164,625
45,000	DiamondRock Hospitality Co.	233,100
10,000	Mack-Cali Realty Corp.	227,200
13,000	Simon Property Group, Inc.	871,390
38,600	Sunstone Hotel Investors, Inc.	252,830
30,000	Weingarten Realty Investors	613,500

		3,425,845

Real Estate Management & Development—0.1%
8,433	Forestar Real Estate Group, Inc. (a)	73,789

Retail—2.3%
20,000	Ethan Allen Interiors, Inc.	357,800
25,000	J.C. Penney Company, Inc.	598,000
10,000	Walgreen Co.	254,600

		1,210,400

Retailing—2.3%
40,000	CVS Caremark Corp.	1,226,000

Thrifts & Mortgage Finance—0.0%
8,433	Guaranty Financial Group, Inc. (a)	17,119

Transportation—1.1%
10,000	Norfolk Southern Corp.	599,400

Utilities—4.5%
51,000	Allegheny Energy, Inc.	1,537,650
31,200	SJW Corp.	867,360

		2,405,010

	Total Common Stocks (Cost $48,644,547)	32,877,795

Investment Companies—0.1%
Personal Credit Institutions—0.1%
5,000	Medallion Financial Corp.	40,450

	Total Investment Companies (Cost $51,064)	40,450

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Principal Amount	Security Description	Value

Bonds and Notes—30.9%
U.S. Treasury Bonds—26.8%
$2,000,000	6.250%, 08/15/2023	$2,290,314
3,000,000	6.000%, 02/15/2026	3,420,705
8,000,000	5.250%, 11/15/2028	8,510,008

		14,221,027

U.S. Treasury Notes—4.1%
2,000,000	5.000%, 08/15/2011	2,187,344

	Total Bonds and Notes (Cost $16,408,371)	16,408,371

Contracts (100 shares per contract)
Purchased Call Options—0.0%
250	Financial Select Sector SPDR Fund Expiration: November, 2008 Exercise Price $20.00	1,250

	Total Purchased Call Options (Cost $48,500)	1,250

Shares

Short-Term Investments—6.6%
3,492,783	Federated Treasury Obligations Fund	3,492,783

	Total Short-Term Investments (Cost $3,492,783)	3,492,783

	Total Investments (Cost $68,424,087)—99.5%	52,820,649
	Other Assets in Excess of Liabilities—0.5%	276,814

	TOTAL NET ASSETS—100.0%	$53,097,463

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
October 31, 2008

Shares	Security Description	Value

Common Stocks—93.4%
Aerospace & Defense—1.2%
140,200	Raytheon Co.	$7,165,622

Capital Markets—2.5%
428,400	Federated Investors, Inc.	10,367,280
104,950	State Street Corp.	4,549,582

		14,916,862

Chemicals—3.2%
975,000	Israel Chemicals, Ltd.	9,419,314
106,000	Monsanto Co.	9,431,880

		18,851,194

Commercial Services & Supplies—7.1%
1,474,966	De La Rue PLC	21,161,823
842,370	Healthcare Services Group, Inc.	13,949,647
240,000	Waste Management, Inc.	7,495,200

		42,606,670

Communications Equipment—0.6%
100,000	Qualcomm, Inc.	3,826,000

Computers & Peripherals—1.2%
195,000	Hewlett-Packard Co.	7,464,600

Consumer Durables & Apparel—2.6%
190,000	Nike, Inc.	10,949,700
78,629	VF Corp.	4,332,458

		15,282,158

Consumer Services—1.2%
434,425	Unibet Group PLC—SDR	7,193,764

Diversified Financials—3.1%
1,500,000	Anglo Irish Bank Corp. PLC	4,779,566
274,500	JPMorgan Chase & Co.	11,323,125
152,500	Morgan Stanley	2,664,175

		18,766,866

Diversified Telecommunication Services—2.9%
225,000	AT&T, Inc.	6,023,250
222,500	CenturyTel, Inc.	5,586,975
347,000	Chunghwa Telecom Co., Ltd.—ADR	5,711,620

		17,321,845

Electric Utilities—2.2%
67,000	American Electric Power Co., Inc.	2,186,210
489,200	Northeast Utilities	11,036,352

		13,222,562

Energy Equipment & Services—10.2%
210,700	Diamond Offshore Drilling, Inc.	18,710,160
244,000	Fred Olsen Energy	7,988,063
220,000	Schlumberger, Ltd.	11,363,000
1,219,300	SeaDrill, Ltd.	11,586,002
114,200	Transocean, Inc. (a)	9,402,086
125,000	Weatherford International Ltd. (a)	2,110,000

		61,159,311

Energy Production & Equipment—1.4%
260,000	CONSOL Energy, Inc.	8,161,400

Shares	Security Description	Value

Common Stocks—continued
Food & Beverages—5.3%
175,000	Coca Cola Co.	$7,710,500
117,000	H.J. Heinz Co.	5,126,940
421,600	The J.M. Smucker Co.	18,786,496

		31,623,936

Food & Staples Retailing—1.8%
350,000	The Kroger Co.	9,611,000
50,000	Safeway, Inc.	1,063,500

		10,674,500

Food Products—2.2%
1,378,900	B&G Foods, Inc.	5,143,297
450,000	ConAgra Foods, Inc.	7,839,000

		12,982,297

Food, Beverage, and Tobacco—3.6%
350,000	Molson Coors Brewing Co.	13,076,000
151,000	PepsiCo, Inc.	8,608,510

		21,684,510

Health Care Equipment & Services—2.1%
514,125	Meridian Bioscience, Inc.	12,637,193

Health Care Equipment & Supplies—3.5%
181,600	Baxter International, Inc.	10,984,984
106,600	Becton, Dickinson & Co.	7,398,040
61,600	Medtronic, Inc.	2,484,328

		20,867,352

Health Care Providers & Services—1.1%
174,000	McKesson Corp.	6,401,460

Hotels Restaurants & Leisure—1.1%
110,000	McDonald’s Corp.	6,372,300

Household & Personal Products—3.2%
75,000	Colgate-Palmolive Co.	4,707,000
225,000	The Procter & Gamble Co.	14,521,500

		19,228,500

Industrial Conglomerates—0.4%
112,000	General Electric Co.	2,185,120

Leisure Equipment & Products—0.3%
100,000	Mattel, Inc.	1,502,000

Marine—0.2%
610,000	Freeseas, Inc.	1,281,000

Media—5.7%
1,143,700	Regal Entertainment Group—Class A	14,685,108
1,000,000	Time Warner Cable, Inc.—Class A (a)	19,580,000

		34,265,108

Metals & Mining—1.7%
74,100	Cliffs Natural Resources, Inc.	1,999,959
214,000	Peabody Energy Corp.	7,385,140
103,718	Teck Cominco Ltd.	1,017,474

		10,402,573

Oil, Gas & Consumable Fuels—1.9%
90,000	Hess Corp.	5,418,900
143,800	Petroleo Brasileiro SA—ADR	3,866,782
154,820	Ship Finance International, Ltd.	2,113,293

		11,398,975

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Shares	Security Description	Value

Common Stocks—continued
Pharmaceuticals—5.6%
350,000	Abbott Laboratories	$19,302,500
50,000	Alcon, Inc.	4,406,000
125,000	Bristol-Myers Squibb Co.	2,568,750
115,000	Johnson & Johnson	7,054,100

		33,331,350

Retailing—1.9%
372,000	CVS Caremark Corp.	11,401,800

Semiconductors & Semiconductor Equipment—0.8%
310,000	Intel Corp.	4,960,000

Software—2.5%
260,000	Microsoft Corp.	5,805,800
30,100	Nintendo Co., Ltd.	9,349,914

		15,155,714

Transportation—5.4%
54,000	Burlington Northern Santa Fe Corp.	4,809,240
557,700	Macquarie Infrastructure Co. LLC	5,660,655
161,000	Norfolk Southern Corp.	9,650,340
185,000	Union Pacific Corp.	12,352,450

		32,472,685

Shares	Security Description	Value

Common Stocks—continued
Utilities—3.7%
184,000	FPL Group, Inc.	$8,692,160
338,100	ITC Holdings Corp.	13,720,098

		22,412,258

	Total Common Stocks (Cost $801,789,585)	559,179,485

Short-Term Investments—0.0%
984	Alpine Municipal Money Market Fund	984
159,642	Federated Treasury Obligations Fund	159,642

	Total Short-Term Investments (Cost $160,626)	160,626

	Total Investments (Cost $801,950,211)—93.4%	559,340,111
	Other Assets in Excess of Liabilities—6.6%	39,418,435

	TOTAL NET ASSETS—100.0%	$598,758,546

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt
SDR—Special Drawing Rights

(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments
October 31, 2008

Shares	Security Description	Value

Common Stocks—96.1%
Capital Markets—36.9%
30,850	BGC Partners, Inc. (a)	$126,176
20,000	Blackstone Group LP	182,800
19,700	Cowen Group, Inc. (a)	139,279
4,000	FCStone Group, Inc. (a)	23,800
7,500	GFI Group, Inc.	24,075
3,000	The Goldman Sachs Group, Inc.	277,500
5,173	Interactive Brokers Group, Inc. (a)	110,547
4,315	Intercontinental Exchange, Inc. (a)	369,191
2,000	Investment Technology Group, Inc. (a)	40,820
41,500	JMP Group, Inc.	211,650
1,000	Legg Mason, Inc.	22,190
25,000	MF Global Ltd. (a)	97,500
1,000	Morgan Stanley	17,470
7,000	The NASDAQ OMX Group, Inc. (a)	227,220
4,000	NYSE Euronext	120,720
2,000	Och-Ziff Capital Management Group	9,300
7,500	OptionsXpress Holdings, Inc.	133,200
35,589	Sanders Morris Harris Group, Inc.	263,359
6,900	Thomas Weisel Partners Group, Inc. (a)	38,778
4,000	TradeStation Group, Inc. (a)	31,320

		2,466,895

Commercial Banks—27.7%
3,100	American Community Bancshares, Inc.	27,838
50,000	Aozora Bank Ltd.	41,113
75,000	Banco Estado Rio Grande Sul SA	185,207
26,600	Banco Panamericano SA	33,027
1,000	Bancorp Rhode Island, Inc.	24,220
5,593	BancTrust Financial Group, Inc.	69,689
12,400	Bank of Florida Corp. (a)	75,640
2,428	Barclays PLC	6,991
15,000	California United Bank (a)	149,625
4,000	Cardinal Financial Corp.	24,960
21,194	Citizens First Corp.	115,719
10,000	The Colonial BancGroup, Inc.	40,600
4,700	Community National Bank of the Lakeway Area (a)	18,494
4,000	First Business Financial Services, Inc.	67,920
1,260	First Community Bank Corp. of America (a)	9,601
1,500	ICICI Bank Ltd.—ADR	25,635
930	MB Financial, Inc.	27,630
14,500	National City Corp.	39,150
10,200	New Centry Bancorp, Inc. (a)	58,650
2,000	North Valley Bancorp	12,100
2,375	Old Point Financial Corp.	46,218
12,042	Pacific Mercantile Bancorp	50,576
1,000	Patriot National Bancorp, Inc.	11,710
1,400	Prosperity Bancshares, Inc.	46,494

Shares	Security Description	Value

Common Stocks—continued
Commercial Banks—continued
3,120	Rurban Financial Corp.	$28,080
2,388	The South Financial Group, Inc.	13,874
13,750	Southern National Bancorp of Virginia, Inc. (a)	97,969
5,000	State Bancorp, Inc.	63,700
2,500	Sterling Bancorp	39,200
7,500	Sterling Bancshares, Inc.	59,700
6,000	Summit State Bank	30,420
500	Superior Bancorp (a)	2,765
1,200	Texas Capital Bancshares, Inc. (a)	21,420
15,000	Tidelands Bancshares, Inc. (a)	72,300
2,315	Valley Community Bancorp (a)	24,192
25,000	Wachovia Corp.	160,250
1,000	Wintrust Financial Corp.	25,600

		1,848,277

Commercial Services & Supplies—1.8%
10,000	CAI International, Inc. (a)	79,200
2,000	Deluxe Corp.	24,320
3,500	Experian Group, Ltd.	19,236

		122,756

Diversified Financial Services—4.7%
7,124	BM&F Bovespa SA	19,039
125,000	Bolsa Mexicana de Valores (a)	76,549
665	CME Group, Inc.	187,630
3,000	Hong Kong Exchanges and Clearing Ltd.	29,322

		312,540

Industrial Conglomerates—2.1%
7,000	General Electric Co.	136,570

Insurance—5.2%
25,000	Ambac Financial Group, Inc.	67,000
20,000	Castlepoint Holdings, Ltd.	180,400
1,500	China Life Insurance Co. Ltd.—ADR	59,430
8,000	CRM Holdings, Ltd. (a)	12,800
3,000	MBIA, Inc.	29,490

		349,120

IT Services—3.8%
1,000	Bankrate, Inc. (a)	32,910
178,518	Goldleaf Financial Solutions (a)	169,592
15,000	Online Resources Corp. (a)	52,500

		255,002

Thrifts & Mortgage Finance—13.9%
42,500	Alliance Bancorp, Inc.	340,000
1,700	Astoria Financial Corp.	32,334
4,602	Atlantic Coast Federal Corp.	29,959
5,000	Central Federal Corp.	15,250
2,280	Cooperative Bankshares, Inc.	6,612
2,144	Fidelity Bancorp, Inc.	22,298
10,000	First Keystone Financial, Inc. (a)	89,750
5,895	First Pactrust Bancorp, Inc.	60,129
1,900	Heritage Financial Corp.	23,199
10,000	Magyar Bancorp, Inc. (a)	80,300
1,100	Parkvale Financial Corp.	16,478
5,550	Peoples United Financial, Inc.	97,125

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Shares	Security Description	Value

Common Stocks—continued
Thrifts & Mortgage Finance—continued
10,000	United Western Bancorp, Inc.	$113,500

		926,934

	Total Common Stocks (Cost $12,539,170)	6,418,094

Investment Companies—3.3%
Capital Markets—3.3%
30,000	Allied Capital Corp.	219,000

	Total Investment Companies (Cost $614,101)	219,000

Short-Term Investments—0.0%
670	Federated Treasury Obligations Fund	670

	Total Short-Term Investments (Cost $670)	670

	Total Investments (Cost $13,153,941)—99.4%	6,637,764
	Other Assets in Excess of Liabilities—0.6%	38,747

	TOTAL NET ASSETS—100.0%	$6,676,511

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Innovators Fund

Schedule of Portfolio Investments
October 31, 2008

Shares	Security Description	Value

Common Stocks—96.9%
Aerospace & Defense—3.0%
15,000	BE Aerospace, Inc. (a)	$193,050
20,000	Hexcel Corp. (a)	264,000

		457,050

Biotechnology—3.5%
15,000	Charles River Laboratories International, Inc. (a)	537,450

Chemicals—0.8%
25,000	Flotek Industrials, Inc. (a)	123,750

Commercial Products & Services—9.3%
10,000	Air Products & Chemicals, Inc.	581,300
35,000	LSI Industries, Inc.	274,750
5,391	Middleby Corp. (a)	217,742
57,000	Powersecure International, Inc. (a)	219,450
32,857	Westport Innovations, Inc.— ADR (a)	142,845

		1,436,087

Communications—7.0%
40,000	Alvarion, Ltd. (a)	138,800
14,000	Comtech Telecommunications Corp. (a)	677,880
10,000	Polycom, Inc. (a)	210,100
25,000	Sonic Solutions (a)	51,000

		1,077,780

Computers & Peripherals—1.2%
5,000	Hewlett-Packard Co.	191,400

Consumer Products & Services—3.1%
9,000	Priceline.com, Inc. (a)	473,670

Electronic Systems & Equipment—18.5%
5,000	American Science & Engineering, Inc.	314,500
21,000	FLIR Systems, Inc. (a)	674,100
13,000	Itron, Inc. (a)	630,240
33,000	Logitech International SA (a)	488,070
17,000	MEMC Electronic Materials, Inc. (a)	312,460
12,975	MOCON, Inc.	110,288
26,000	Stratasys, Inc. (a)	314,080

		2,843,738

Energy Production Equipment—4.1%
10,000	Bolt Technology Corp. (a)	81,100
11,000	FMC Technologies, Inc. (a)	384,890
25,000	ION Geophysical Corp. (a)	164,000

		629,990

Financial Services—5.5%
13,000	Ambac Financial Group, Inc.	34,840
1,000	CME Group, Inc.	282,150
11,500	Portfolio Recovery Associates, Inc. (a)	412,620
5,000	Redecard SA—ADR (b)	110,547

		840,157

Shares	Security Description	Value

Common Stocks—continued
Health Care Equipment & Supplies—5.3%
15,000	Abiomed, Inc. (a)	$218,700
16,000	Hologic, Inc. (a)	195,840
10,000	Medtronic, Inc.	403,300

		817,840

Healthcare—8.9%
4,000	Alcon, Inc.	352,480
28,000	inVentiv Health, Inc. (a)	265,160
11,000	Pediatrix Medical Group, Inc. (a)	425,150
10,000	Psychiatric Solutions, Inc. (a)	332,900

		1,375,690

Hotels Restaurants & Leisure—1.2%
10,000	Life Time Fitness, Inc. (a)	190,400

Industrial Capital Goods—1.6%
6,000	Dynamic Materials Corp.	114,000
15,000	Titanium Metals Corp.	139,650

		253,650

Information Technology—3.1%
16,400	Ansys, Inc. (a)	469,532

Machinery—1.5%
4,000	Flowserve Corp.	227,680

Medical Technology & Equipment—18.8%
335	Abaxis, Inc. (a)	5,149
16,000	ArthroCare Corp. (a)	332,480
2,400	Intuitive Surgical, Inc. (a)	414,696
25,000	Invitrogen Corp. (a)	719,750
10,000	NightHawk Radiology Holdings, Inc. (a)	45,900
55,216	Sequenom, Inc. (a)	993,888
21,700	Synovis Life Technologies, Inc. (a)	379,533

		2,891,396

Metals & Mining—0.3%
125,000	Imdex Ltd.	39,042

Software—0.2%
13,000	Scientific Learning Corp. (a)	30,420

	Total Common Stocks (Cost $25,338,367)	14,906,722

Short-Term Investments—0.0%
725	Federated Treasury Obligations Fund	725

	Total Short-Term Investments (Cost $725)	725

	Total Investments (Cost $25,339,092)—96.9%	14,907,447
	Other Assets in Excess of Liabilities—3.1%	475,093

	TOTAL NET ASSETS—100.0%	$15,382,540

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a) Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 0.7% of the Fund’s net assets.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Transformations Fund

Schedule of Portfolio Investments
October 31, 2008

Shares	Security Description	Value

Common Stocks—81.3%
Aerospace & Defense—1.9%
4,000	BE Aerospace, Inc. (a)	$51,480

Auto Components—6.6%
6,000	Autoliv, Inc.	128,160
10,000	Exide Technologies (a)	47,500

		175,660

Chemicals—4.8%
10,000	Flotek Industries, Inc. (a)	49,500
2,000	Mosaic Co.	78,820

		128,320

Computers & Peripherals—6.6%
3,000	Hewlett-Packard Co.	114,840
5,000	Stratasys, Inc. (a)	60,400

		175,240

Energy Equipment & Services—7.3%
6,000	Helix Energy Solutions Group, Inc. (a)	63,360
3,000	Tidewater, Inc.	130,830

		194,190

Energy Production & Equipment—2.4%
2,000	CONSOL Energy, Inc.	62,780

Finance/Banks—4.2%
17,500	Wachovia Corp.	112,175

Financial Services—3.9%
11,000	Fannie Mae	10,197
1,000	The Goldman Sachs Group, Inc.	92,500

		102,697

Health Care Equipment & Supplies—5.5%
10,000	Abiomed, Inc. (a)	145,800

Hotels Restaurants & Leisure—4.0%
8,000	Starbucks Corp. (a)	105,040

Shares	Security Description	Value

Common Stocks—continued
Industrial Conglomerates—4.4%
3,000	Walter Industries, Inc.	$116,250

Insurance—0.6%
6,000	Ambac Financial Group, Inc.	16,080

Internet & Catalog Retail—3.0%
1,500	Priceline.com, Inc. (a)	78,945

Machinery—15.1%
7,300	Ingersoll-Rand Company, Ltd.	134,685
10,000	Pall Corp.	264,100

		398,785

Medical Devices—6.5%
1,000	Intuitive Surgical, Inc. (a)	172,790

Oil, Gas & Consumable Fuels—4.5%
2,200	Chesapeake Energy Corp.	48,334
2,500	Plains Exploration & Production Co. (a)	70,500

		118,834

	Total Common Stocks (Cost $3,965,499)	2,155,066

Short-Term Investments—29.3%
774,918	Federated Treasury Obligations Fund	774,918

	Total Short-Term Investments (Cost $774,918)	774,918

	Total Investments (Cost $4,740,417)—110.6%	2,929,984
	Liabilities in Excess of Other Assets—(10.6)%	(280,486)

	TOTAL NET ASSETS—100.0%	$2,649,498

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments
October 31, 2008

Shares/ Par Value	Security Description	Value

Municipal Bonds—94.2%
Alaska—0.1%
675,000	Industrial Development & Export Authority—Lot 12 (LOC: Bank of America N.A.) 2.393%, 11/07/2008 (a)(b)	$675,000

California—1.3%
4,500,000	Riverside County Industrial Development Authority Revenue, TRM Manufacturing, Inc. (LOC: California Bank & Trust) 3.989%, 11/07/2008 (a)(b)	4,500,000
3,950,000	Santa Cruz County Housing Authority, Paloma Del Mar Apartments—Series A (LOC: Wells Fargo Bank N.A.) 1.356%, 11/07/2008 (a)(b)	3,950,000

		8,450,000

Colorado—6.5%
3,000,000	Bachelor Gulch Metropolitan District (LOC: Compass Bank) 3.600%, 12/01/2008 (c)	3,000,000
2,490,000	Housing & Finance Authority Economic Development Revenue, Cytoskeleton Inc. (LOC: Compass Bank) 2.563%, 11/07/2008 (a)(b)	2,490,000
6,500,000	Housing & Finance Authority Economic Development Revenue, Holden Properties (LOC: Associated Bank N.A.) 3.989%, 11/07/2008 (a)(b)	6,500,000
1,850,000	Housing & Finance Authority Economic Development Revenue, Stoneage Inc.—Series A (LOC: California Bank & Trust) 3.989%, 11/07/2008 (a)(b)	1,850,000
1,475,000	Housing & Finance Authority Economic Development Revenue, Top Shop—Series A (LOC: JP Morgan Chase Bank) 2.114%, 11/07/2008 (a)(b)	1,475,000
13,250,000	Housing & Finance Authority Multifamily Housing Revenue, Greentree Village Apartments (LOC: U.S. Bank N.A.) 1.576%, 11/07/2008 (a)(b)	13,250,000
11,800,000	Housing & Finance Authority Multifamily Housing Revenue, Terrace Park Apartments (LOC: U.S. Bank N.A.) 1.576%, 11/07/2008 (a)(b)	11,800,000
1,902,000	Jefferson County Industrial Development Revenue, EPI-Center, LLC (LOC: JP Morgan Chase Bank) 2.114%, 11/07/2008 (a)(b)	1,902,000

Shares/ Par Value	Security Description	Value

Municipal Bonds—continued
Colorado—continued
1,000,000	Triview Colorado Metropolitan District—Series A (LOC: Compass Bank) 3.600%, 11/01/2008 (c)	$1,000,000

		43,267,000

Florida—9.9%
20,000,000	Citizens Property Insurance, High Risk Notes—Series A-2 (CS: GO Corp.) 4.500%, 06/01/2009 (b)	20,112,309
15,000,000	Highlands County Health Facilities Authority, Adventist Health (SPA: DEXIA Credit Local; CS: FSA) 4.986%, 11/07/2008 (a)(b)	15,000,000
7,995,000	Hillsborough County Aviation Authority, Putters—Series 3021 (CS: Assured Guaranty Corp.; LIQ: JP Morgan Chase Bank) 2.114%, 11/07/2008 (a)(b)	7,995,000
15,800,000	Miami-Dade County School Board Certificates (CS: AMBAC-FSA-CR; LIQ: Citigroup Financial Products) 1.945%, 11/07/2008 (a)(b)	15,800,000
6,705,000	St. Johns County Industrial Development Authority Revenue (LOC: Coastal Bank of Georgia) 2.984%, 11/07/2008 (a)(b)	6,705,000

		65,612,309

Georgia—0.9%
6,200,000	Bartow County Development Authority Multifamily Housing Revenue, Somerset Cove Apartments (LOC: Compass Bank; CS: Freddie Mac) 5.485%, 11/07/2008 (a)(b)	6,200,000

Idaho—3.0%
20,090,000	Health Facilities Authority Revenue, St. Lukes Medical Center (SPA: Harris N.A.; CS: FSA) 3.441%, 11/01/2008 (a)(b)	20,090,000

Illinois—6.4%
5,000,000	Aurora Industrial Development Revenue, Diamond Envelope Corp. (LOC: Bank of America N.A.) 1.745%, 11/07/2008 (a)(b)	5,000,000
630,000	Carol Stream Industrial Development Revenue Bonds, MI Enterprises (LOC: JP Morgan Chase Bank) 2.992%, 11/07/2008 (a)(b)	630,000
3,415,000	Chicago Industrial Development Revenue, Chicago’s Finest, Inc. (LOC: U.S. Bank N.A.) 1.845%, 11/07/2008 (a)(b)	3,415,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Shares/ Par Value	Security Description	Value

Municipal Bonds—continued
Illinois—continued
4,550,000	Chicago Industrial Development Revenue, Enterprise Center IX (LOC: Bank of America N.A.) 1.845%, 11/07/2008 (a)(b)	$4,550,000
4,300,000	Chicago Industrial Development Revenue, Enterprise Center X (LOC: Bank of America N.A.) 1.845%, 11/07/2008 (a)(b)	4,300,000
1,625,000	Development Financial Authority Solid Waste Revenue, Develgroup LLC (LOC: JP Morgan Chase Bank) 2.792%, 11/07/2008 (a)(b)	1,625,000
655,000	Finance Authority Industrial Development Revenue, Church Road Partnership (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	655,000
440,000	Finance Authority Industrial Development Revenue, Fine Points LLC (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	440,000
2,125,000	Finance Authority Industrial Development Revenue, E Kinast—Series A (LOC: JP Morgan Chase Bank) 2.792%, 11/07/2008 (a)(b)	2,125,000
550,000	Finance Authority Industrial Development Revenue, Florence Corp. (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	550,000
2,500,000	Finance Authority Industrial Development Revenue, Flying Food Fare Inc. (LOC: Harris Trust & Savings Bank) 2.194%, 11/07/2008 (a)(b)	2,500,000
1,140,000	Finance Authority Industrial Development Revenue, Haskris Co. (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	1,140,000
3,000,000	Finance Authority Industrial Development Revenue, John Hofmeister & Son (LOC: Harris Bank N.A.) 2.194%, 11/07/2008 (a)(b)	3,000,000
2,800,000	Finance Authority Industrial Development Revenue, Maclean-Fogg Co. (LOC: Bank of America N.A.) 3.790%, 11/07/2008 (a)(b)	2,800,000
1,250,000	Finance Authority Industrial Development Revenue, Metform Corporation (LOC: Bank of America N.A.) 3.790%, 11/07/2008 (a)(b)	1,250,000
400,000	Finance Authority Multi-family Revenue, Butterfield Creek (LOC: JP Morgan Chase Bank) 2.044%, 11/07/2008 (a)(b)	400,000

Shares/ Par Value	Security Description	Value

Municipal Bonds—continued
Illinois—continued
1,005,000	Harvard Health Care Facility Revenue, Harvard Memorial Hospital, Inc. (LOC: M&I Bank) 3.989%, 11/07/2008 (a)(b)	$1,005,000
4,000,000	Phoenix Realty Special Account -U LP Multifamily Revenue, Brightons Mark (LOC: Northern Trust Company) 2.005%, 11/07/2008 (a)(b)	4,000,000
3,060,000	Woodridge Du Page Will & Cook Variable Revenue, Home Run Inn Frozen Foods (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	3,060,000

		42,445,000

Indiana—0.8%
1,700,000	Finance Authority Variable Revenue Bonds, IB & B LLC— Series A (LOC: Harris N.A.) 2.194%, 11/07/2008 (a)(b)	1,700,000
3,385,000	Hobart Industrial Economic Development Revenue, Jefferson LLC (LOC: Harris N.A.) 2.194%, 11/07/2008 (a)(b)	3,385,000
470,000	Lawrence Industrial Economic Development Revenue, Southwark Metal Manufacturing Co. (LOC: Citizens Bank) 2.144%, 11/07/2008 (a)(b)	470,000

		5,555,000

Iowa—1.9%
4,545,000	Lakes Trust Various State— Series 2007-1 (LOC: Bank of America N.A.) 2.314%, 11/07/2008 (a)(b)	4,545,000
4,590,000	Lakes Trust Various State— Series 2007-2 (LOC: Bank of America N.A.) 2.314%, 11/07/2008 (a)(b)	4,590,000
3,370,000	Sergeant Bluff Industrial Development Revenue, Sioux City Brick & Tile (LOC: U.S. Bank N.A.) 2.493%, 11/07/2008 (a)(b)	3,370,000

		12,505,000

Kansas—0.2%
1,110,000	State Development Finance Authority, Four Seasons Apartments Project (LOC: U.S. Bank N.A.) 2.014%, 11/07/2008 (a)(b)	1,110,000

Kentucky—1.0%
300,000	Bardstown Industrial Revenue, JAV Investment LLC (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	300,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Principal Amount	Security Description	Value

Municipal Bonds—continued
Kentucky—continued
640,000	Hancock County Industrial Development Revenue, Precision Roll Grinders (LOC: Chase Manhattan Bank) 3.790%, 11/07/2008 (a)(b)	$640,000
6,000,000	Minor Lane Heights Solid Waste Disposal Revenue, Waste Management LLC (LOC: PNC Bank N.A.) 1.925%, 11/07/2008 (a)(b)	6,000,000

		6,940,000

Michigan—4.3%
22,500,000	Strategic Fund Limited Obligation Revenue, Detroit Edison— Series DT (LOC: Keybank N.A.) 2.643%, 11/07/2008 (a)(b)	22,500,000
1,200,000	Strategic Fund Limited Obligation Revenue, Mold Masters Co. (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	1,200,000
500,000	Strategic Fund Limited Obligation Revenue, Richwood Industries, Inc. (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	500,000
4,365,000	Wayne County Airport Authority Revenue—Series E (LOC: JP Morgan Chase Bank) 1.945%, 11/07/2008 (a)(b)	4,365,000

		28,565,000

Minnesota—0.2%
1,630,000	Blooming Prairie Industrial Development Revenue, Metal Services (LOC: U.S. Bank N.A.) 2.523%, 11/07/2008 (a)(b)	1,630,000

Mississippi—1.5%
10,000,000	Business Finance Corporation, Waste Management, Inc. (LOC: JP Morgan Chase Bank) 1.745%, 11/07/2008 (a)(b)	10,000,000

Missouri—3.8%
18,750,000	Higher Education Loan Authority—Series A-1 (LOC: Bank of America N.A.) 1.745%, 11/07/2008 (a)(b)	18,750,000
3,350,000	Springfield Industrial Development Authority Revenue, DMP Properties LLC (LOC: U.S. Bank N.A.) 2.044%, 11/07/2008 (a)(b)	3,350,000
2,000,000	St. Joseph Industrial Development Authority Industrial Development Revenue, Albaugh Inc.—Series A (LOC: U.S. Bank N.A.) 2.144%, 11/07/2008 (a)(b)	2,000,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Missouri—continued
800,000	State Environmental Improvement Revenue, Utilicorp United Inc. (LOC: Citibank N.A.) 3.540%, 11/07/2008 (a)(b)	$800,000

		24,900,000

Multistate—0.7%
4,775,450	Midwest Tax Exempt Bond Trust (LOC: Huntington National Bank) 5.984%, 11/07/2008 (a)(b)	4,775,450

New Hampshire—0.5%
3,000,000	New Hampshire Health & Education Facilities Revenue 3.490%, 04/22/2009 (b)	3,006,847

New Mexico—0.3%
1,930,000	Las Cruces Industrial Development Revenue, Parkview Metal Products (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	1,930,000

New York—3.4%
225,000	Erie County Industrial Development Agency Revenue, B&G Properties and Diversified Control, Inc.—Class B (LOC: HSBC Bank N.A.) 1.995%, 11/07/2008 (a)(b)	225,000
14,850,000	Metropolitan Transportation Authority (CS: BHAC FSA; LIQ: Citigroup Financial Products) 1.935%, 11/07/2008 (a)(b)	14,850,000
7,000,000	Metropolitan Transportation Authority—Class A (CS: BHAC FSA; LIQ: Citibank N.A.) 1.945%, 11/07/2008 (a)(b)	7,000,000
530,000	New York City Industrial Development Agency Civic Revenue, Peninsula Hospital Center (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	530,000

		22,605,000

Ohio—3.6%
24,200,000	State Water Development Authority Pollution Control Revenue, Ohio Edison Co. (LOC: Wachovia Bank N.A.) 5.984%, 11/01/2008 (a)(b)	24,200,000

Oklahoma—2.1%
8,800,000	Development Finance Authority Revenue, Seaboard Farms, Inc. (LOC: Bank of New York) 1.995%, 11/07/2008 (a)(b)	8,800,000
5,000,000	Pittsburg County Economic Development Authority Revenue, Simonton Building Products (LOC: PNC Bank N.A.) 2.074%, 11/07/2008 (a)(b)	5,000,000

		13,800,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Principal Amount	Security Description	Value

Municipal Bonds—continued
Oregon—1.0%
500,000	Economic Development Variable Revenue, Patrick Industries Inc. (LOC: Keybank N.A.) 3.790%, 11/07/2008 (a)(b)	$500,000
6,185,000	State Economic Development Revenue (LOC: JP Morgan Chase Bank) 2.842%, 11/07/2008 (a)(b)	6,185,000

		6,685,000

Pennsylvania—5.6%
9,915,000	Delaware County Industrial Development Authority (CS: BHAC; LIQ: Citibank N.A.) 2.024%, 11/07/2008 (a)(b)	9,915,000
14,200,000	Montgomery County Industrial Development Variable Revenue, ACTS Retirement Life Community (LOC: Bank of America N.A; SPA: Bank of America N.A.; CS: Radian) 2.593%, 11/01/2008 (a)(b)	14,200,000
6,220,000	Philadelphia Gas Works Revenue, Putters—Series 2981 (CS: FSA; LIQ: JP Morgan Chase Bank) 3.311%, 11/07/2008 (a)(b)	6,220,000
6,800,000	Washington County Hospital Authority Revenue, Washington Hospital (LOC: PNC Bank N.A.) 1.675%, 11/07/2008 (a)(b)	6,800,000

		37,135,000

Rhode Island—0.1%
300,000	Industrial Facilities Corporation Development Revenue, Greystone of Lincoln Project (LOC: Citizens Bank N.A.) 1.450%, 11/07/2008 (a)(b)	300,000

South Dakota—1.3%
8,500,000	State Health & Educational Facilities Authority, Avera Health (LOC: U.S. Bank N.A.) 1.745%, 11/07/2008 (a)(b)	8,500,000

Tennessee—4.1%
8,000,000	Blount County Public Building Authority (LOC: Branch Banking & Trust) 1.675%, 11/01/2008 (a)(b)	8,000,000
2,660,000	Brownsville Industrial Development Board Revenue, Dynametal Technologies, Inc. (LOC: Regions Bank) 2.992%, 06/01/2009 (a)(b)	2,660,000
1,400,000	Huntingdon Industrial Development Board Revenue, Associates Rubber Co. (LOC: PNC Bank N.A.) 2.443%, 11/07/2008 (a)(b)	1,400,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Tennessee—continued
15,000,000	Lewisburg Industrial Development Board Solid Waste Disposal Revenue, Waste Management, Inc. (LOC: PNC Bank N.A.) 1.925%, 11/07/2008 (a)(b)	$15,000,000
400,000	Rutherford County Industrial Development Board, Square D Company (LOC: Societe Generale) 3.790%, 11/07/2008 (a)(b)	400,000

		27,460,000

Texas—13.8%
18,780,000	Austin Hotel Occupancy Tax Revenue, Sub Lien—Series A (LOC: Dexia Credit Local) 3.989%, 11/07/2008 (a)(b)	18,780,000
16,100,000	Harris County Health Facilities Development Hospital Revenue, Children’s Hospital—Series B-1 (SPA: JP Morgan Chase Bank; CS: MBIA) 4.986%, 11/01/2008 (a)(b)	16,100,000
24,375,000	Lubbock Health Facilities Development Corporation, St. Joseph Health System (LOC: Wachovia Bank N.A.) 3.989%, 11/01/2008 (a)(b)	24,375,000
32,500,000	Port Corpus Christian Authority Nueces County Solid Waste Disposal, Flint Hills Resources LP 2.244%, 11/07/2008 (a)(b)	32,500,000

		91,755,000

Vermont—5.2%
12,800,000	Housing Finance Agency—Series A (SPA: Dexia Credit Local; CS: FSA) 8.975%, 11/07/2008 (a)(b)	12,800,000
22,000,000	State Student Assistance Variable Education Loan—Series A-1 (LOC: Keybank N.A.; CS: GTD) 2.842%, 11/07/2008 (a)(b)	22,000,000

		34,800,000

Virginia—0.2%
1,000,000	Brunswick County Industrial Development Authority, Aegis Waste Solutions, Inc. (LOC: Bank of America N.A.) 3.790%, 11/07/2008 (a)(b)	1,000,000
Washington—5.1%
2,745,000	Economic Development Finance Authority Revenue, Wesmar Co. Inc., Project—Series F (LOC: U.S. Bank N.A.) 2.164%, 11/07/2008 (a)(b)	2,745,000
6,125,000	Port Bellingham Industrial Development Variable Revenue, Hempler Foods Group (LOC: Bank of Montreal) 2.194%, 11/07/2008 (a)(b)	6,125,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Principal Amount	Security Description	Value

Municipal Bonds—continued
Washington—continued
4,800,000	Port Vancouver Revenue, United Grain Corp. (LOC: Bank of America N.A.) 1.845%, 11/07/2008 (a)(b)	$4,800,000
11,500,000	Seattle Housing Authority Revenue, High Point Project Phase II (LOC: Keybank N.A.) 2.842%, 11/07/2008 (a)(b)	11,500,000
3,930,000	State Housing Finance Commission Multifamily Revenue, Canyon Lakes (LOC: Wells Fargo Bank N.A.) 2.074%, 11/07/2008 (a)(b)	3,930,000
4,975,000	State Housing Finance Commission Multifamily Revenue, Canyon Lakes II (LOC: Wells Fargo Bank N.A.) 2.074%, 11/07/2008 (a)(b)	4,975,000

		34,075,000

West Virginia—1.5%
9,900,000	Higher Education Policy Commission Revenue—Class A (CS: BHAC FSA; LIQ: Citibank N.A.) 1.945%, 11/07/2008 (a)(b)	9,900,000

Wisconsin—2.7%
400,000	Elkhorn Industrial Development Adjustable Revenue Bonds, Lanco Precision Plus (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	400,000
1,750,000	Franklin Industrial Development Revenue, Smyczek/ECS Project (LOC: Wells Fargo Bank N.A.) 3.790%, 11/07/2008 (a)(b)	1,750,000
1,000,000	Mequon Industrial Development Revenue, Gateway Plastics (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	1,000,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—continued
13,520,000	State Health & Educational Facilities Authority, Mercy alliance, Inc. (LOC: M&I Bank) 2.493%, 11/07/2008 (a)(b)	$13,520,000
1,535,000	Sturtevant Industrial Development Variable Revenue, Andis Company (LOC: M&I Bank) 3.989%, 11/07/2008 (a)(b)	1,535,000

		18,205,000

Wyoming—1.2%
8,000,000	Sweetwater County Environment Revenue, Simplot Phosphates LLC (LOC: Rabobank Nederland) 2.044%, 11/07/2008 (a)(b)	8,000,000

	Total Municipal Bonds (Cost $626,076,606)	626,076,606

Shares

Money Market Funds—4.1%
27,000,000	BlackRock Liquidity Fund MuniCash Portfolio	27,000,000
69,818	SEI Tax Exempt Trust— Institutional Tax Free Fund— Class A	69,818

	Total Money Market Funds (Cost $27,069,818)	27,069,818

	Total Investments (Cost $653,146,424)—98.3%	653,146,424
	Other Assets in Excess of Liabilities—1.7%	11,254,110

	TOTAL NET ASSETS—100.0%	$664,400,534

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security—The rate reported is the rate in effect as of October 31, 2008. The date shown is the next reset date.

(b)	Maturity date represents first available put date.

(c)	Put Bond

CS—Credit Support
LIQ—Liquidity Facility
LOC—Letter of Credit
SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Principal Amount	Security Description	Value

Municipal Bonds—89.4%
Arizona—2.0%
4,865,000	Yavapai County Industrial Development Authority Solid Waste Disposal Revenue, Allied Waste North America—Series A (LOC: JP Morgan Chase Bank) 1.576%, 11/07/2008 (a)(b)	$4,865,000

Arkansas—3.7%
9,000,000	Northwest Regional Airport Authority Revenue—Series A (LOC: Regions Bank) 2.413%, 11/07/2008 (a)(b)	9,000,000

Colorado—2.3%
5,000,000	Colorado Springs Utilities Revenue—Series B (SPA: Dexia Credit) 3.241%, 11/07/2008 (a)(b)	5,000,000
500,000	Walker Field Public Airport Authority Airport Revenue 4.100%, 12/01/2008	499,205

		5,499,205

Florida—9.4%
2,000,000	Citizens Property Insurance, High Risk Notes—Series A-2 (CS: Go of Corp.) 4.500%, 06/01/2009	2,009,660
8,000,000	Highlands County Health Facilities Authority Revenue, Adventist Health Systems—Series B (CS: Assured Guaranty) 12.000%, 11/30/2008 (a)(b)(d)	8,000,000
9,000,000	Kissimmee Utilities Authority Electrical Systems Revenue (SPA: Dexia; CS: FSA) 6.981%, 11/07/2008 (a)(b)	9,000,000
3,755,000	University South Florida Research Foundation, Inc. Revenue—Series A (LOC: Bank of America N.A.) 2.144%, 11/07/2008 (a)(b)	3,755,000

		22,764,660

Georgia—1.0%
2,000,000	Burke County Development Authority Pollution Control Revenue 4.375%, 04/01/2010 (c)	2,015,260
500,000	Douglas County Development Authority Industrial Revenue, Whirlwind Steel Buildings (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	500,000

		2,515,260

Idaho—2.9%
7,000,000	Health Facilities Authority Revenue, St. Lukes Regional Medical Center (SPA: Bayerische Landesbank; CS: FSA) 3.989%, 11/01/2008 (a)(b)	7,000,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—5.5%
8,700,000	Chicago O’Hare International Airport Revenue—Series X-2 (CS: AMBAC; LIQ: Bank of America N.A.) 3.810%, 11/07/2008 (a)(b)	$8,700,000
700,000	Des Plaines Industrial Development Revenue, MMP Properties LLC (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	700,000
300,000	Development Financial Authority Industrial Revenue, SWD Inc. (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	300,000
3,820,000	Granite City Solid Waste Revenue, Waste Management Inc. 4.875%, 05/03/2010 (c)	3,718,732

		13,418,732

Indiana—4.3%
500,000	Seymour Industrial Economic Development Revenue, Spaceguard, Inc. (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	500,000
10,000,000	Valparaiso Industrial Economic Development Revenue, Task Force Tips, Inc. (LOC: Harris N.A.) 2.194%, 11/07/2008 (a)(b)	10,000,000

		10,500,000

Iowa—1.9%
2,500,000	Finance Authority Health Facilities Revenue (CS: Assured Guaranty; LIQ: Wells Fargo Bank N.A.) 1.745%, 11/07/2008 (a)(b)	2,500,000
2,215,000	Sergeant Bluff Industrial Development Revenue, Sioux City Brick & Tile (LOC: U.S. Bank N.A.) 2.493%, 11/07/2008 (a)(b)	2,215,000

		4,715,000

Kentucky—6.0%
800,000	Bardstown Industrial Revenue, JAV Investments LLC (LOC: Bank One Michigan) 3.790%, 11/07/2008 (a)(b)	800,000
905,000	Florence Industrial Building Revenue, Turfway ProFinancial Center (LOC: U.S. Bank N.A.) 6.000%, 10/01/2009 (c)	909,778
510,000	Hancock County Industrial Development Revenue, Precision Roll Grinders (LOC: Chase Manhattan Bank) 3.790%, 11/07/2008 (a)(b)	510,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Principal Amount	Security Description	Value

Municipal Bonds—continued
Kentucky—continued
7,300,000	Hopkins County Industrial Building Revenue, LOK Corporation (LOC: PNC Bank N.A.) 1.975%, 11/07/2008 (a)(b)	$7,300,000
5,000,000	Minor Lane Heights Solid Waste Disposal Revenue, Waste Management LLC (LOC: PNC Bank N.A.) 1.925%, 11/07/2008 (a)(b)	5,000,000

		14,519,778

Louisiana—4.0%
5,100,000	Calcasieu Parish, Inc. Industrial Development Board Revenue, Hydroserve Westlake (LOC: JP Morgan Chase Bank) 2.294%, 11/07/2008 (a)(b)	5,100,000
4,600,000	Jefferson Parish Industrial Development Board Industrial Revenue Bonds, Sara Lee Corp. 6.981%, 11/01/2008 (a)(b)	4,600,000

		9,700,000

Maine—2.2%
5,480,000	Finance Authority Industrial Development Revenue, Crobb Box Co.—Series A (LOC: Keybank N.A.) 2.842%, 11/07/2008 (a)(b)	5,480,000

Massachusetts—0.3%
820,000	State Industrial Finance Agency Revenue, Asahi/America, Inc. (LOC: Citizens Bank of Massachusetts) 3.125%, 03/01/2009 (c)	817,556

Michigan—5.0%
400,000	Livonia Economic Development Corporation, Woodhaven of Livonia (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	400,000
400,000	State Strategic Fund Limited Obligations Revenue, Creative Foam Corp. (LOC: JP Morgan Chase Bank) 3.042%, 11/07/2008 (a)(b)	400,000
300,000	State Strategic Fund Limited Obligations Revenue, CTD Real Estate Co. LLC (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	300,000
690,000	State Strategic Fund Limited Obligations Revenue, Foremost Graphics LLC (LOC: U.S. Bank N.A.) 3.790%, 11/07/2008 (a)(b)	690,000
900,000	State Strategic Fund Limited Obligations Revenue, Landscape Forms, Inc. (LOC: JP Morgan Chase Bank) 3.042%, 11/07/2008 (a)(b)	900,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
2,200,000	State Strategic Fund Limited Obligations Revenue, Taylor Building Products, Inc. (LOC: PNC Bank N.A.) 3.375%, 09/15/2009 (c)	$2,199,934
300,000	State Strategic Fund Limited Obligations Revenue, Warren Screw Products, Inc. (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	300,000
500,000	Sterling Heights Economic Development Corporation Limited Obligations Revenue, Kunath Enterprises LLC (LOC: JP Morgan Chase Bank) 3.042%, 11/07/2008 (a)(b)	500,000
6,500,000	Wayne County Airport Authority Revenue (SPA: Bank of America; CS: MBIA) 3.810%, 11/07/2008 (a)(b)	6,500,000

		12,189,934

Mississippi—2.1%
5,000,000	Mississippi Regional Housing Authority, Laurel Park Apartments (LOC: First Tennessee Bank) 6.000%, 06/01/2009 (c)	5,000,000

Missouri—0.7%
1,790,000	St. Charles County Industrial Development Authority Revenue (LOC: U.S. Bank N.A.) 2.094%, 11/07/2008 (a)(b)	1,790,000

Montana—0.5%
1,100,000	Forsyth Pollution Control Revenue Bonds—Series A 5.200%, 05/01/2009 (c)	1,101,925

Multistate—1.7%
4,800,000	Theop LLC 5.731%, 01/01/2039 (a)(b)(d)(f)	4,080,000

Nebraska—2.5%
6,000,000	Investment Finance Authority Multifamily Housing Revenue, Riverbend Apartments—Series A (LOC: U.S. Bank N.A.) 1.576%, 11/07/2008 (a)(b)	6,000,000

New Jersey—0.5%
230,000	Health Care Facilities Finance Authority, Trinitas Hospital— Series B 6.500%, 07/01/2012	216,352
955,000	Tobacco Settlement Finance Corporation 5.750%, 06/01/2012	1,020,580

		1,236,932

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Mexico—0.5%
1,285,000	Las Cruces Industrial Development Revenue, Parkview Metal Products (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	$1,285,000

New York—10.0%
3,560,000	East Hampton Town, Anticipation Notes 5.700%, 03/26/2009	3,571,036
310,000	Erie County Industrial Development Agency, Rosina Foods Products (LOC: HSBC Bank USA N.A.) 1.995%, 11/07/2008 (a)(b)	310,000
6,870,000	Metropolitan Transportation Authority (CS: BHAC FSA; LIQ: Citibank N.A.) 1.935%, 11/07/2008 (a)(b)	6,870,000
7,500,000	Monroe County Antic Notes 6.500%, 04/15/2009	7,504,725
2,000,000	New York General Obligations— Series J (CS: FSA) 5.000%, 11/07/2008 (a)(b)(d)	2,000,000
590,000	Seneca County Industrial Development Agency Civic Facility Revenue, New York Chiropractic College 5.000%, 10/01/2009	598,962
3,000,000	Triborough Bridge & Tunnel Authority Revenue—Series C (LOC: Bayerische Landesbank) 4.637%, 11/07/2008 (a)(b)	3,000,000
500,000	Westchester Tobacco Asset Securitization Corporation 5.000%, 06/01/2015	414,855

		24,269,578

Ohio—3.1%
3,700,000	Columbus Regional Airport Authority Ecomomic Development Revenue, Balletmet Columbus (LOC: Huntington National Bank) 5.086%, 11/07/2008 (a)(b)	3,700,000
3,900,000	State Water Development Authority Pollution Control Revenue, Ohio Edison Co. (LOC: Wachovia Bank N.A.) 5.984%, 11/01/2008 (a)(b)	3,900,000

		7,600,000

Oklahoma—0.3%
800,000	Cherokee Nation of Oklahoma National Healthcare System (CS: ACA) 4.100%, 12/01/2011 (a)(b)(e)	756,608

Pennsylvania—0.8%
2,000,000	Economic Development Financing Authority Exempt Facilities Revenue, PSEG Power LLC 4.000%, 01/15/2009 (a)(b)	2,004,440

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—10.8%
8,000,000	Austin Hotel Occupancy Tax Revenue, Sub Lien—Series A (LOC: Dexia Credit) 3.989%, 11/07/2008 (a)(b)	8,000,000
6,000,000	Gulf Coast Industrial Development Authority Revenue Bonds, CST Green Power LP 6.383%, 11/07/2008 (a)(b)	6,000,000
3,700,000	Harris County Cultural Education Facilities Finance Corporation, YMCA Greater Houston (LOC: Regions Bank) 4.737%, 11/01/2008 (a)(b)	3,700,000
1,400,000	Harris County Health Facilities Development Hospital Revenue, Children’s Hospital—Series B-1 (SPA: JP Morgan Chase Bank; CS: MBIA) 4.986%, 11/01/2008 (a)(b)	1,400,000
2,500,000	Montgomery County Unlimited Tax Adjustable Rate—Series B (SPA: DEPFA Bank PLC; CS: FSA) 3.000%, 09/01/2009 (c)	2,498,925
2,000,000	Municipal Gas Acquisition & Supply Corp. Revenue Bonds— Series A 5.000%, 12/15/2010	1,920,240
190,000	North Texas Tollway Authority Revenue 4.125%, 11/19/2008	190,000
2,500,000	North Texas Tollway Authority Revenue—Series H 5.000%, 01/01/2011 (c)	2,511,500

		26,220,665

West Virginia—3.2%
3,865,000	Berkeley County Industrial Development Revenue, Mack Industries, Inc. (LOC: Keybank N.A.) 3.341%, 11/07/2008 (a)(b)	3,865,000
4,000,000	Economic Development Authority Solid Waste Disposal Facilities Revenue, Appalacian Power—Series B (LOC: JP Morgan Chase Bank) 2.044%, 11/07/2008 (a)(b)	4,000,000

		7,865,000

Wisconsin—1.0%
585,000	Appleton Industrial Development Revenue, KGB LLC/Pro Label Inc. (LOC: JP Morgan Chase Bank) 3.790%, 11/07/2008 (a)(b)	585,000
1,175,000	Rhinelander Industrial Development Revenue, Superior Diesel/SDI Properties (LOC: Bank of New York) 5.734%, 11/07/2008 (a)(b)	1,175,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—continued
700,000	State Health & Educational Facilities Revenue, Aurora Health Care—Series A (LOC: M&I Bank) 5.984%, 11/01/2008 (a)(b)	$700,000

		2,460,000

Wyoming—1.2%
2,855,000	Gillette Environmental Improvement Revenue, Black Hills Power and Light Co. 7.978%, 11/07/2008 (a)(b)	2,855,000

	Total Municipal Bonds (Cost $218,470,279)	217,510,273

Shares

Money Market Funds—0.1%
97,577	SEI Tax Exempt Trust— Institutional Tax Free Fund— Class A	97,577

	Total Money Market Funds (Cost $97,577)	97,577

	Total Investments (Cost $218,567,856)—89.5%	217,607,850
	Other Assets in Excess of Liabilities—10.5%	25,639,205

	TOTAL NET ASSETS—100.0%	$243,247,055

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security—The rate reported is the rate in effect as of October 31, 2008. The date shown is the next reset date.

(b)	Maturity date represents first available put date.

(c)	Put Bond

(d)	Auction Rate Note

(e)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.3% of the Fund’s net assets.

(f)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. Illiquid securities restricted under Rule 144A comprised 1.7% of the Fund’s net assets.

CS—Credit Support
LIQ—Liquidity Facility
LOC—Letter of Credit
SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2008

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund

ASSETS:
Investments, at value (1)	$52,820,649	$559,340,111	$6,637,764	$14,907,447	$2,929,984
Cash	—	33,620	270	—	—
Receivable for capital shares issued	400	1,322,112	600	3,000,100	—
Receivable for investment securities sold	18,949	55,053,779	920,356	1,478,463	—
Due from Adviser	—	—	2,684	—	—
Dividends and interest receivable	331,970	3,312,864	4,531	8,185	811
Prepaid expenses and other assets	6,179	30,281	23,753	24,424	1,191

Total assets	53,178,147	619,092,767	7,589,958	19,418,619	2,931,986

LIABILITIES:
Payable for capital shares redeemed	—	2,210,884	—	—	—
Payable for investment securities purchased	—	17,071,980	788,900	—	260,542
Accrued expenses and other liabilities:
Investment advisory fees	46,130	544,007	—	—	4,597
Line of credit	—	—	105,000	3,999,000	—
Other	34,554	507,350	19,547	37,079	17,349

Total liabilities	80,684	20,334,221	913,447	4,036,079	282,488

Net Assets	$53,097,463	$598,758,546	$6,676,511	$15,382,540	$2,649,498

Net assets represented by:
Capital stock	$69,135,689	$1,447,019,739	$12,960,644	$32,332,261	$4,585,458
Accumulated undistributed net investment income (loss)	(26,712)	—	80,047	—	14,717
Accumulated net realized gains (losses) on investments, options contracts expired or closed, foreign currency translation, forward currency contracts and swaps	(408,076)	(605,441,399)	152,606	(6,518,125)	(140,244)
Net unrealized appreciation (depreciation) on:
Investments	(15,603,438)	(242,610,100)	(6,516,177)	(10,431,645)	(1,810,433)
Foreign currency translation	—	(209,694)	(609)	49	—

Total Net Assets	$53,097,463	$598,758,546	$6,676,511	$15,382,540	$2,649,498

Net asset value
Net assets	$53,097,463	$598,758,546	$6,676,511	$15,382,540	$2,649,498
Shares of beneficial interest issued and outstanding	6,515,160	104,745,802	1,070,120	2,253,603	457,721
Net asset value, offering price and redemption price per share	$8.15	$5.72	$6.24	$6.83	$5.79

(1) Cost of investments	$68,424,087	$801,950,211	$13,153,941	$25,339,092	$4,740,417

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2008

	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

ASSETS:
Investments, at value (1)	$653,146,424	$217,607,850
Receivable for capital shares issued	11,260,526	6,052,297
Receivable for investment securities sold	600,159	19,159,605
Interest receivable	3,598,392	1,506,508
Prepaid expenses and other assets	192,585	21,233

Total assets	668,798,086	244,347,493

LIABILITIES:
Payable for capital shares redeemed	3,985,623	878,155
Payable to custodian	181,583	89,977
Accrued expenses and other liabilities:
Investment advisory fees	186,675	104,591
Distribution fees	1,628	2,928
Other	42,043	24,787

Total liabilities	4,397,552	1,100,438

Net Assets	$664,400,534	$243,247,055

Net assets represented by:
Capital stock	$664,400,534	$244,239,630
Accumulated undistributed net investment income	—	22,120
Accumulated net realized losses on investments	—	(54,689)
Net unrealized depreciation on investments	—	(960,006)

Total Net Assets	$664,400,534	$243,247,055

Net asset value
Adviser Class Shares
Net assets		$11,568,119
Shares of beneficial interest issued and outstanding		1,150,622
Net asset value, offering price and redemption price per share		$10.05
Investor Class Shares
Net assets	$664,400,534	$231,678,936
Shares of beneficial interest issued and outstanding	664,400,422	23,174,246
Net asset value, offering price and redemption price per share	$1.00	$10.00

(1) Cost of investments	$653,146,424	$218,567,856

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2008

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund (1)

INVESTMENT INCOME:
Interest income	$927,727	$833,669	$13	$305,514	$31,133
Dividend income*	1,772,116	197,539,593	264,676	191,876	29,087

Total investment income	2,699,843	198,373,262	264,689	497,390	60,220

EXPENSES:
Investment advisory fees	751,990	12,027,309	99,234	423,423	33,707
Administration fees	24,524	440,631	3,647	14,841	1,206
Fund accounting fees	12,673	227,019	1,887	7,666	629
Audit and tax fees	16,514	22,521	16,643	16,034	15,994
Custodian fees	5,451	96,736	805	3,264	262
Legal fees	3,045	53,589	461	1,692	40,369
Registration and filing fees	18,789	71,135	20,881	31,524	5,196
Printing and mailing fees	5,469	448,560	8,345	20,812	556
Transfer agent fees	25,989	468,631	3,867	15,800	1,269
Trustee fees	654	12,102	49	391	21
Interest expense	63,329	219,232	36,481	16,969	—
Other fees	2,685	48,585	300	1,496	123

Total expenses before expense recovery (waiver) by Adviser	931,112	14,136,050	192,600	553,912	99,332
Expense recovery (waiver) by Adviser (Note 6)	—	—	(58,634)	17,709	(53,829)

Net expenses	931,112	14,136,050	133,966	571,621	45,503

Net investment income (loss)	1,768,731	184,237,212	130,723	(74,231)	14,717

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(1,238,791)	(544,541,420)	310,493	(6,519,886)	(140,244)
Options contracts expired or closed	695,713	—	—	—	—
Foreign currency translation	—	(11,931,318)	(51,301)	(65,509)	—
Forward currency contracts	—	(11,434,127)	—	—	—
Swaps	—	20,730	929	113	—

Net realized gain (loss)	(543,078)	(567,886,135)	260,121	(6,585,282)	(140,244)

Change in unrealized appreciation (depreciation) on:
Investments	(29,296,828)	(322,575,911)	(5,081,969)	(13,405,862)	(1,810,433)
Foreign currency translation	—	(604,332)	(65,035)	49	—

Net change in unrealized depreciation	(29,296,828)	(323,180,243)	(5,147,004)	(13,405,813)	(1,810,433)

Net realized and unrealized loss on investments	(29,839,906)	(891,066,378)	(4,886,883)	(19,991,095)	(1,950,677)

Change in net assets resulting from operations	$(28,071,175)	$(706,829,166)	$(4,756,160)	$(20,065,326)	$(1,935,960)

* Net of foreign taxes withheld	$2,020	$11,327,556	$3,032	$6,936	$—

(1)	Fund commenced operations on December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2008

	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

INVESTMENT INCOME:
Interest income	$24,791,971	$7,111,233

Total investment income	24,791,971	7,111,233

EXPENSES:
Investment advisory fees	3,407,181	1,074,793
Administration fees	21,615	4,039
Distribution fees - Adviser Class (1)	90	12,812
Fund accounting fees	18,009	3,363
Audit and tax fees	13,644	13,149
Custodian fees	10,812	2,015
Legal fees	10,905	3,118
Registration and filing fees	95,554	49,115
Printing and mailing fees	20,191	24,485
Transfer agent fees	21,290	4,039
Trustee fees	2,190	712
Other fees	43,229	3,822

Total expenses before expense waiver by Adviser	3,664,710	1,195,462
Expense waiver by Adviser (Note 6)	(1,007,557)	(322,815)

Net expenses	2,657,153	872,647

Net investment income	22,134,818	6,238,586

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	10,588	2,783
Change in unrealized depreciation on investments	—	(1,051,084)

Net realized and unrealized gain (loss) on investments	10,588	(1,048,301)

Change in net assets resulting from operations	$22,145,406	$5,190,285

(1) The Municipal Money Market Fund - Adviser Class ceased operations on December 5, 2007.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Balance Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

OPERATIONS:
Net investment income	$1,768,731	$1,790,901
Net realized gain (loss) on:
Investments	(1,238,791)	5,978,903
Options contracts expired or closed	695,713	—
Change in unrealized depreciation on:
Investments	(29,296,828)	(3,900,340)

Change in net assets resulting from operations	(28,071,175)	3,869,464

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,629,117)	(1,657,490)
From net realized gains on investments	(6,116,765)	(3,303,924)
From tax return of capital	(102,670)	—

Change in net assets resulting from distributions to shareholders	(7,848,552)	(4,961,414)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	579,192	1,455,693
Dividends reinvested	7,231,038	4,556,609
Redemption fees	1,353	471
Cost of shares redeemed	(11,154,144)	(10,723,292)

Change in net assets from capital share transactions	(3,342,561)	(4,710,519)

Total change in net assets	(39,262,288)	(5,802,469)

NET ASSETS:
Beginning of year	92,359,751	98,162,220

End of year*	$53,097,463	$92,359,751

* Including accumulated undistributed net investment loss of:	$(26,712)	$(26,712)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Dividend Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

OPERATIONS:
Net investment income	$184,237,212	$180,226,241
Net realized gain (loss) on:
Investments	(544,541,420)	(39,881,300)
Options contracts expired or closed	—	401,898
Foreign currency translation	(11,931,318)	(6,542,403)
Forward currency contracts	(11,434,127)	—
Swaps	20,730	(1,492,792)
Change in unrealized appreciation (depreciation) on:
Investments	(322,575,911)	63,257,867
Foreign currency translation	(604,332)	355,462

Change in net assets resulting from operations	(706,829,166)	196,324,973

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(188,534,882)	(151,334,543)
From tax return of capital	(5,952,906)	—

Change in net assets resulting from distributions to shareholders	(194,487,788)	(151,334,543)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	563,036,031	1,071,958,520
Dividends reinvested	139,704,564	115,362,111
Redemption fees	517,263	331,271
Cost of shares redeemed	(703,254,544)	(365,833,646)

Change in net assets from capital share transactions	3,314	821,818,256

Total change in net assets	(901,313,640)	866,808,686

NET ASSETS:
Beginning of year	1,500,072,186	633,263,500

End of year*	$598,758,546	$1,500,072,186

* Including accumulated undistributed net investment income of:	$—	$28,530,268

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Financial Services Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

OPERATIONS:
Net investment income (loss)	$130,723	$(17,523)
Net realized gain (loss) on:
Investments	310,493	3,241,026
Foreign currency translation	(51,301)	(35,852)
Swaps	929	(114,108)
Change in unrealized appreciation (depreciation) on:
Investments	(5,081,969)	(1,492,423)
Foreign currency translation	(65,035)	64,427

Change in net assets resulting from operations	(4,756,160)	1,645,547

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(10,031)
From net realized gains on investments	(2,663,086)	(530,690)

Change in net assets resulting from distributions to shareholders	(2,663,086)	(540,721)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,472,426	9,859,139
Dividends reinvested	2,103,627	434,665
Redemption fees	10,070	4,434
Cost of shares redeemed	(5,310,381)	(8,127,045)

Change in net assets from capital share transactions	3,275,742	2,171,193

Total change in net assets	(4,143,504)	3,276,019

NET ASSETS:
Beginning of year	10,820,015	7,543,996

End of year*	$6,676,511	$10,820,015

* Including accumulated undistributed net investment income of:	$80,047	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Innovators Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

OPERATIONS:
Net investment income (loss)	$(74,231)	$123,309
Net realized gain (loss) on:
Investments	(6,519,886)	1,889,483
Foreign currency translation	(65,509)	(563)
Swaps	113	9,260
Change in unrealized appreciation (depreciation) on:
Investments	(13,405,862)	2,909,947
Foreign currency translation	49	—

Change in net assets resulting from operations	(20,065,326)	4,931,436

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(99,263)	(68,794)
From net realized gains on investments	(1,905,602)	(41,166)

Change in net assets resulting from distributions to shareholders	(2,004,865)	(109,960)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	45,945,955	39,547,376
Dividends reinvested	1,654,158	108,857
Redemption fees	117,477	8,144
Cost of shares redeemed	(58,619,588)	(1,204,553)

Change in net assets from capital share transactions	(10,901,998)	38,459,824

Total change in net assets	(32,972,189)	43,281,300

NET ASSETS:
Beginning of year	48,354,729	5,073,429

End of year*	$15,382,540	$48,354,729

* Including accumulated undistributed net investment income of:	$—	$99,231

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

Dynamic Transformations Fund

Period Ended October 31, 2008 (1)

OPERATIONS:
Net investment income	$14,717
Net realized loss on investments	(140,244)
Change in unrealized depreciation on investments	(1,810,433)

Change in net assets resulting from operations	(1,935,960)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—
From net realized gains on investments	—

Change in net assets resulting from distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,630,875
Dividends reinvested	—
Redemption fees	22
Cost of shares redeemed	(45,439)

Change in net assets from capital share transactions	4,585,458

Total change in net assets	2,649,498

NET ASSETS:
Beginning of period	—

End of period*	$2,649,498

* Including accumulated undistributed net investment income of:	$14,717

(1)	Fund commenced operations on December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Municipal Money Market Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

OPERATIONS:
Net investment income	$22,134,818	$27,398,823
Net realized gain on investments	10,588	—
Change in net assets resulting from operations	22,145,406	27,398,823

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders (1):
From net investment income	(1,159)	(33,794)
Distributions to Investor Class Shareholders:
From net investment income	(22,133,659)	(27,365,029)
From net realized gains on investments	(10,588)	—

Change in net assets resulting from distributions to shareholders	(22,145,406)	(27,398,823)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,315,613,045	6,947,019,443
Dividends reinvested	18,013,012	21,176,938
Cost of shares redeemed	(5,784,755,674)	(6,221,110,364)

Change in net assets from capital share transactions	(451,129,617)	747,086,017

Total change in net assets	(451,129,617)	747,086,017

NET ASSETS:
Beginning of year	1,115,530,151	368,444,134

End of year	$664,400,534	$1,115,530,151

(1) The Municipal Money Market Fund - Adviser Class ceased operations on December 5, 2007.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

OPERATIONS:
Net investment income	$6,238,586	$2,091,398
Net realized gain (loss) on investments	2,783	(2,112)
Change in unrealized depreciation on investments	(1,051,084)	(26,650)

Change in net assets resulting from operations	5,190,285	2,062,636

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders:
From net investment income	(222,769)	(26,129)
Distributions to Investor Class Shareholders:
From net investment income	(6,001,676)	(2,061,503)

Change in net assets resulting from distributions to shareholders	(6,224,445)	(2,087,632)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	265,275,500	19,962,121
Dividends reinvested	5,659,596	2,032,302
Redemption fees	16,542	508
Cost of shares redeemed	(86,950,657)	(7,358,590)

Change in net assets from capital share transactions	184,000,981	14,636,341

Total change in net assets	182,966,821	14,611,345

NET ASSETS:
Beginning of year	60,280,234	45,668,889

End of year*	$243,247,055	$60,280,234

* Including accumulated undistributed net investment income of:	$22,120	$7,979

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Dynamic Balance Fund

	Year Ended October 31,

	2008	2007		2006	2005		2004

Per Share Data:
Net asset value per share, beginning of period	$13.55	$13.72		$12.67	$12.44		$11.08

Income from investment operations:
Net investment income	0.26	0.26		0.21	0.19		0.19
Net realized and unrealized gains (losses) on investments	(4.47)	0.28		1.26	0.85		1.37

Total from investment operations	(4.21)	0.54		1.47	1.04		1.56

Redemption fees	0.00 (a)	0.00	(a)	0.00 (a)	—		—
Less Distributions:
From net investment income	(0.25)	(0.24)		(0.20)	(0.19)		(0.20)
From net realized gains on investments	(0.93)	(0.47)		(0.22)	(0.62)		—
From tax return of capital	(0.01)	—		—	—		—

Total distributions	(1.19)	(0.71)		(0.42)	(0.81)		(0.20)

Net asset value per share, end of period	$8.15	$13.55		$13.72	$12.67		$12.44

Total return	(33.63)%	4.03%		11.79%	8.46%		14.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$53,097	$92,360		$98,162	$97,471		$70,705
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.24%	1.16%		1.19%	1.21%		1.27%
After waivers, reimbursements, and recoveries	1.24%	1.16%		1.19%	1.31%		1.35%
Ratio of interest expense to average net assets	0.09%	0.00	%(a)	0.00%	0.00	%(a)	0.00	%(a)
Ratio of expenses to average net assets excluding interest expense:
Before waivers, reimbursements, and recoveries	1.15%	1.16%		1.19%	1.21%		1.27%
After waivers, reimbursements, and recoveries	1.15%	1.16%		1.19%	1.31%		1.35%
Ratio of net investment income to average net assets	2.35%	1.87%		1.60%	1.60%		1.78%
Portfolio turnover	34%	28%		22%	36%		56%

(a)	The amount is less than $0.005 per share or 0.005%.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Dividend Fund

	Year Ended October 31,

	2008	2007		2006		2005	2004

Per Share Data:
Net asset value per share, beginning of period	$13.32	$12.52		$11.98		$12.34	$10.69

Income from investment operations:
Net investment income	1.33	1.95		1.61		1.57	1.09 (a)
Net realized and unrealized gains (losses) on investments	(7.29)	0.61		0.51		(0.14)	1.51

Total from investment operations	(5.96)	2.56		2.12		1.43	2.60

Redemption fees	0.00 (b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)
Less Distributions:
From net investment income	(1.58)	(1.76)		(1.58)		(1.51)	(0.95)
From net realized gains on investments	—	—		—		(0.28)	—
From tax return of capital	(0.06)	—		—		—	—

Total distributions	(1.64)	(1.76)		(1.58)		(1.79)	(0.95)

Net asset value per share, end of period	$5.72	$13.32		$12.52		$11.98	$12.34

Total return	(49.05)%	21.66%		18.68%		11.85%	24.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$598,759	$1,500,072		$633,264		$311,335	$43,530
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.18%	1.15%		1.18%		1.20%	1.56%
After waivers, reimbursements, and recoveries	1.18%	1.15%		1.18%		1.23%	1.35%
Ratio of interest expense to average net assets	0.02%	0.00	%(b)	0.00	%(b)	0.00%	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers, reimbursements, and recoveries	1.16%	1.15%		1.18%		1.20%	1.56%
After waivers, reimbursements, and recoveries	1.16%	1.15%		1.18%		1.23%	1.35%
Ratio of net investment income to average net assets	15.32%	15.65%		14.04%		14.22%	9.08%
Portfolio turnover	323%	216%		192%		216%	194%

(a)	Net investment income is calculated using average shares outstanding during the period.

(b)	The amount is less than $0.005 per share or 0.005%.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Financial Services Fund

	Year Ended October 31,		Period Ended October 31, 2006 (a)

	2008	2007

Per Share Data:
Net asset value per share, beginning of period	$13.89	$12.13	$10.00

Income from investment operations:
Net investment income (loss)	0.07	(0.02)	0.02
Net realized and unrealized gains (losses) on investments	(4.40)	2.54	2.12

Total from investment operations	(4.33)	2.52	2.14

Redemption fees	0.01	0.00 (b)	0.00 (b)
Less Distributions:
From net investment income	—	(0.01)	(0.01)
From net realized gains on investments	(3.33)	(0.75)	—

Total distributions	(3.33)	(0.76)	(0.01)

Net asset value per share, end of period	$6.24	$13.89	$12.13

Total return	(41.16)%	21.64%	21.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,677	$10,820	$7,544
Ratio of total expenses to average net assets:
Before expense waivers	1.94%	2.61%	2.53%
After expense waivers	1.35%	1.35%	1.35%
Ratio of interest expense to average net assets	0.37%	1.02%	0.01%
Ratio of expenses to average net assets excluding interest expense:
Before expense waivers	1.57%	1.59%	2.52%
After expense waivers	0.98%	0.33%	1.34%
Ratio of net investment income (loss) to average net assets	1.32%	(0.16)%	0.15%
Portfolio turnover	455%	397%	106%

(a)	For the period from November 1, 2005 (inception of fund) to October 31, 2006.

(b)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Innovators Fund

	Year Ended October 31,		Period Ended October 31, 2006 (a)

	2008	2007

Per Share Data:
Net asset value per share, beginning of period	$14.08	$10.31	$10.00

Income from investment operations:
Net investment income (loss)	(0.01)	0.07	0.09
Net realized and unrealized gains (losses) on investments	(6.84)	3.91	0.22

Total from investment operations	(6.85)	3.98	0.31

Redemption fees	0.03	0.01	—
Less Distributions:
From net investment income	(0.02)	(0.14)	—
From net realized gains on investments	(0.41)	(0.08)	—

Total distributions	(0.43)	(0.22)	—

Net asset value per share, end of period	$6.83	$14.08	$10.31

Total return	(49.95)%	39.47%	3.10	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,383	$48,355	$5,073
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.31%	1.53%	4.25	%(c)
After waivers, reimbursements, and recoveries	1.35%	1.33%	1.35	%(c)
Ratio of interest expense to average net assets	0.04%	0.00%	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers, reimbursements, and recoveries	1.27%	1.53%	4.25	%(c)
After waivers, reimbursements, and recoveries	1.31%	1.33%	1.35	%(c)
Ratio of net investment income (loss) to average net assets	(0.18)%	1.08%	3.18	%(c)
Portfolio turnover	76%	135%	3%

(a)	For the period from July 11, 2006 (commencement of operations) to October 31, 2006.

(b)	Not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Transformations Fund

	Period Ended October 31, 2008 (a)

Per Share Data:
Net asset value per share, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized losses on investments	(4.24)

Total from investment operations	(4.21)

Redemption fees	0.00	(b)
Less Distributions:
From net investment income	—
From net realized gains on investments	—

Total distributions	—

Net asset value per share, end of period	$5.79

Total return	(42.10	)%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,649
Ratio of expenses to average net assets:
Before expense waivers	2.95	%(d)
After expense waivers	1.35	%(d)
Ratio of net investment income to average net assets	0.44	%(d)
Portfolio turnover	108%

(a)	For the period from December 31, 2007 (inception of fund) to October 31, 2008.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Municipal Money Market Fund

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:
Net asset value per share, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.03	0.04	0.03	0.02	0.01

Total from investment operations	0.03	0.04	0.03	0.02	0.01

Less Distributions:
From net investment income	(0.03)	(0.04)	(0.03)	(0.02)	(0.01)

Total distributions	(0.03)	(0.04)	(0.03)	(0.02)	(0.01)

Net asset value per share, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.94%	3.68%	3.33%	2.24%	1.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$664,401	$1,115,100	$365,840	$204,689	$130,147
Ratio of expenses to average net assets:
Before expense waivers	0.49%	0.49%	0.53%	0.53%	0.70%
After expense waivers	0.35%	0.26%	0.30%	0.27%	0.34%
Ratio of net investment income to average net assets	2.93%	3.37%	3.31%	2.26%	1.10%

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31,						Period Ended October 31, 2004 (a)

	2008	2007		2006		2005

Adviser Class Shares:
Net asset value per share, beginning of period	$10.10	$10.10		$10.03		$10.15	$10.26

Income from investment operations:
Net investment income	0.38	0.38		0.31		0.28	0.16	(b)
Net realized and unrealized gains (losses) on investments	(0.04)	(0.00	)(c)	0.09		(0.12)	(0.11)

Total from investment operations	0.34	0.38		0.40		0.16	0.05

Less Distributions:
From net investment income	(0.39)	(0.38)		(0.33)		(0.28)	(0.16)
From net realized gains on investments	—	—		(0.00	)(c)	—	—

Total distributions	(0.39)	(0.38)		(0.33)		(0.28)	(0.16)

Net asset value per share, end of period	$10.05	$10.10		$10.10		$10.03	$10.15

Total return	3.39%	3.82%		4.01%		1.60%	0.55	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,568	$871,630		$408,535		$112,454	$22,159
Ratio of expenses to average net assets:
Before expense waivers	1.08%	1.14%		1.16%		1.15%	1.25	%(e)
After expense waivers	0.85%	0.85%		0.85%		0.85%	0.85	%(e)
Ratio of net investment income to average net assets	4.12%	3.82%		3.33%		2.73%	2.41	%(e)
Portfolio turnover (f)	129%	171%		96%		97%	55%

(a)	For the period from March 30, 2004 (inception of fund) to October 31, 2004.

(b)	Net investment income per share is calculated using ending balances prior to consideration of adjustment for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31,

	2008	2007	2006		2005	2004

Investor Class Shares:
Net asset value per share, beginning of period	$10.04	$10.05	$10.03		$10.15	$10.18

Income from investment operations:
Net investment income	0.41	0.40	0.36		0.30	0.27
Net realized and unrealized gains (losses) on investments	(0.04)	(0.01)	0.02		(0.12)	(0.02)

Total from investment operations	0.37	0.39	0.38		0.18	0.25

Less Distributions:
From net investment income	(0.41)	(0.40)	(0.36)		(0.30)	(0.27)
From net realized gains on investments	—	—	(0.00	)(a)	—	(0.01)

Total distributions	(0.41)	(0.40)	(0.36)		(0.30)	(0.28)

Net asset value per share, end of period	$10.00	$10.04	$10.05		$10.03	$10.15

Total return	3.75%	3.97%	3.88%		1.84%	2.42%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$231,679	$59,409	$45,260		$45,691	$51,302
Ratio of expenses to average net assets:
Before expense waivers	0.83%	0.89%	0.91%		0.90%	1.04%
After expense waivers	0.60%	0.60%	0.60%		0.60%	0.60%
Ratio of net investment income to average net assets	4.37%	4.07%	3.58%		2.98%	2.62%
Portfolio turnover (b)	129%	171%	96%		97%	55%

(a)	The amount is less than $0.005 per share.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2008

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware business trust, and is registered under the 1940 Act, as an open-ended management investment company. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, and Alpine Dynamic Transformations Fund are five separate funds of the Series Trust. Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund are two separate funds of the Income Trust. Effective September 24, 2007, the Alpine Tax Optimized Fund changed its name to Alpine Ultra Short Tax Optimized Income Fund. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund, Alpine Municipal Money Market Fund, and Alpine Ultra Short Tax Optimized Income Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Board of Trustees approved the closing of the Adviser Class of the Alpine Municipal Money Market Fund on September 24, 2007. The final day of operation for this class was December 4, 2007. The Alpine Dynamic Transformations Fund commenced operations on December 31, 2007.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Ultra Short Tax Optimized Income Fund value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ”) National List at the last quoted sales price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

For example, fair value pricing may be used where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the stock over an extended period; or (iv) the validity of a market quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities).

Among those factors that may be considered when fair valuing a security are: fundamental analytical data relating to the investment in the security; evaluation of the forces that influence the market in which the security is purchased and sold; type of security or asset; financial statements of issuer; special reports prepared by analysts or the Adviser; information as to any transactions or offers with respect to the security; and the historical tendency of the security’s price to track or respond to general and specific market movements (in terms of indices, sectors, or other market measurements).

As of October 31, 2008, the Funds did not hold any securities that were fair valued in accordance with procedures approved by the Board of Trustees.

The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating, and maturity or an appropriate matrix utilizing similar factors.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the 1940 Act, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

B. Security Transactions and Investment Income:

Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Short Sale Transactions:

The Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund and Dynamic Transformations Fund are authorized to engage in short selling. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer when affecting a short sale. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund is also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. A Fund must pay the dividend to the lender of the security. Dividends on short positions are recorded as an expense on the ex-dividend date.

All short sales must be fully collateralized. Accordingly, each Fund maintains collateral in a segregated account with its custodian, consisting of cash and/or liquid securities sufficient to collateralize its obligations on short positions.

D. Line of Credit:

Each of the Dynamic Balance, Dynamic Dividend, Dynamic Financial Services, Dynamic Innovators and Dynamic Transformations Funds have a line of credit with U.S. Bank National Association. The line of credit was previously with Custodial Trust Company. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act, as amended. For the year ended October 31, 2008, the average interest rate paid on outstanding borrowings was 4.36%, 4.28%, 4.26%, and 2.20% for the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund and Dynamic Innovators Fund, respectively.

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund

Total line of credit amount available	$17,726,049	$206,364,254	$2,529,986	$6,472,873	$977,329
Line of credit outstanding at October 31, 2008	—	—	105,000	3,999,000	—
Line of credit amount unused at October 31, 2008	17,726,049	206,364,254	2,424,986	2,473,873	977,329
Average balance outstanding during the year	1,427,150	5,040,393	843,002	760,251	—
Interest expense incurred during the year	63,329	219,232	36,481	16,969	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

E. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

F. Dividends and Distributions:

Each of the Dynamic Balance, Dynamic Dividend, Dynamic Financial Services, Dynamic Innovators, Dynamic Transformations and Ultra Short Tax Optimized Income Funds intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the Fund at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

G. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Ultra Short Tax Optimized Income Fund are allocated among the classes of the Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

H. Foreign Currency Translation Transactions:

Each of the Dynamic Balance, Dynamic Dividend, Dynamic Financial Services, Dynamic Innovators and Dynamic Transformations Funds may invest up to 15%, 100%, 15%, 20%, and 100%, respectively, of the value of its total assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

I. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

J. Equity-Linked Structured Notes

Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

K. Forward Currency Contracts:

A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

L. New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied. The adoption of FAS 157 will not impact the financial statement amounts; however, additional disclosures will be required regarding the inputs used to develop the measurements and the effect of certain of the measurements included within the Statements of Operations.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. As of October 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedge items.

M. Temporary Guarantee Program for Money Market Funds

The Municipal Money Market Fund elected to participate in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (“Program”) for the three-month period ended December 18, 2008. On November 24, 2008, the Treasury announced the extension of the Program until April 30, 2009 and the Municipal Money Market Fund applied for continued participation in the Program.

Participation in the Program for the three-month period ending December 18, 2008, required a payment to the Treasury in the amount of 0.01% of the net asset value of the Fund as of September 19, 2008. Continued participation in the Program for the period from December 19, 2008 through April 30, 2009, required a payment to the Treasury in the amount of 0.015% of the net asset value of the Fund as of September 19, 2008. The Fund will bear the expense of its participation in the Program without regard to any fee waivers or expense limitations currently in effect for the Fund. The Secretary of the Treasury may extend the Program beyond April 30, 2009 through the close of business on September 18, 2009. Participation in any extension of the Program will require payment of an additional fee and approval by the Board of Trustees.

Additional information about the Program is available at http://www.ustreas.gov.

3.	Capital Share Transactions

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

Dynamic Balance Fund

	Year Ended October 31, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount

Shares sold	49,518	$579,192	105,507	$1,455,693
Shares issued in reinvestment of dividends	622,616	7,231,038	338,493	4,556,609
Redemption fees	—	1,353	—	471
Shares redeemed	(972,223)	(11,154,144)	(782,987)	(10,723,292)

Total net change	(300,089)	$(3,342,561)	(338,987)	$(4,710,519)

Dynamic Dividend Fund

	Year Ended October 31, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount

Shares sold	53,657,887	$563,036,031	81,648,499	$1,071,958,520
Shares issued in reinvestment of dividends	14,596,014	139,704,564	8,874,167	115,362,111
Redemption fees	—	517,263	—	331,271
Shares redeemed	(76,116,507)	(703,254,544)	(28,518,733)	(365,833,646)

Total net change	(7,862,606)	$3,314	62,003,933	$821,818,256

Dynamic Financial Services Fund

	Year Ended October 31, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount

Shares sold	697,809	$6,472,426	789,667	$9,859,139
Shares issued in reinvestment of dividends	201,690	2,103,627	34,969	434,665
Redemption fees	—	10,070	—	4,434
Shares redeemed	(608,435)	(5,310,381)	(667,395)	(8,127,045)

Total net change	291,064	$3,275,742	157,241	$2,171,193

Dynamic Innovators Fund

	Year Ended October 31, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount

Shares sold	3,672,630	$45,945,955	3,025,024	$39,547,376
Shares issued in reinvestment of dividends	121,184	1,654,158	10,487	108,857
Redemption fees	—	117,477	—	8,144
Shares redeemed	(4,975,251)	(58,619,588)	(92,581)	(1,204,553)

Total net change	(1,181,437)	$(10,901,998)	2,942,930	$38,459,824

Dynamic Transformations Fund

	Period Ended October 31, 2008 (1)

	Shares	Amount

Shares sold	463,465	$4,630,875
Shares issued in reinvestment of dividends	—	—
Redemption fees	—	22
Shares redeemed	(5,744)	(45,439)

Total net change	457,721	$4,585,458

(1)	Fund commenced operations on December 31, 2007.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

Municipal Money Market Fund

	Year Ended October 31, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount

Adviser Class
Shares sold	—	$—	521,785	$520,549
Shares issued in reinvestment of dividends	1,124	1,124	27,091	28,327
Shares redeemed	(430,895)	(430,895)	(2,722,763)	(2,722,763)

Total net change	(429,771)	$(429,771)	(2,173,887)	$(2,173,887)

Investor Class
Shares sold	5,315,613,045	$5,315,613,045	6,946,498,894	$6,946,498,894
Shares issued in reinvestment of dividends	18,011,888	18,011,888	21,148,612	21,148,611
Shares redeemed	(5,784,324,779)	(5,784,324,779)	(6,218,387,601)	(6,218,387,601)

Total net change	(450,699,846)	$(450,699,846)	749,259,905	$749,259,904

Ultra Short Tax Optimized Income Fund

	Year Ended October 31, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount

Adviser Class
Shares sold	1,276,848	$12,879,474	89,889	$909,966
Shares issued in reinvestment of dividends	18,092	182,093	2,499	25,241
Redemption fees	—	212	—	17
Shares redeemed	(230,618)	(2,323,435)	(46,537)	(470,517)

Total net change	1,064,322	$10,738,344	45,851	$464,707

Investor Class
Shares sold	25,157,257	$252,396,026	1,893,951	$19,052,155
Shares issued in reinvestment of dividends	546,879	5,477,503	199,835	2,007,061
Redemption fees	—	16,330	—	491
Shares redeemed	(8,444,341)	(84,627,222)	(684,690)	(6,888,073)

Total net change	17,259,795	$173,262,637	1,409,096	$14,171,634

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2008 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

Dynamic Balance Fund	$25,045,885	$25,473,174	$—	$35,919,700
Dynamic Dividend Fund	3,834,690,714	3,853,341,374	—	—
Dynamic Financial Services Fund	56,119,990	56,499,828	—	—
Dynamic Innovators Fund	30,868,742	25,788,895	—	—
Dynamic Transformations Fund	7,193,951	3,088,208	—	—
Ultra Short Tax Optimized Income Fund	32,581,732	20,270,000	—	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. The Ultra Short Tax Optimized Income Fund has adopted a distribution and servicing plan (the “Plan”) for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Ultra Short Tax Optimized Income Fund incurred $12,812 pursuant to the Plan for the year ended October 31, 2008. The Municipal Money Market Fund – Adviser Class, which ceased operations on December 5, 2007, incurred $90 pursuant to the Plan for the year ended October 31, 2008.

The Plan for the Ultra Short Tax Optimized Income Fund may be terminated at any time by vote of the Trustees of the Income Trust who are not “interested persons”, as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, Alpine is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund and Dynamic Transformations Fund. The Adviser is entitled to an annual fee based on 0.45% of the Municipal Money Market Fund’s average daily net assets and an annual fee based on 0.75% of the Ultra Short Tax Optimized Income Fund’s average daily net assets.

The Adviser agreed to reimburse the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Ultra Short Tax Optimized Income Fund – Investor Class to the extent necessary to ensure that each Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) does not exceed 1.35%, 1.35%, 1.35%, 1.35%, 1.35%, and 0.60% of the Fund’s average daily net assets, respectively. The expense cap for the Ultra Short Tax Optimized Income Fund – Adviser Class is 0.25% higher than the Investor Class. For the year ended October 31, 2008, the Adviser agreed to reimburse the Municipal Money Market Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.24% to 0.42% of the Fund’s average daily net assets during the year ended October 31, 2008. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ended October 31, 2008, the Adviser waived investment advisory fees totaling $22,153, $53,829, $1,007,557, and $322,815, for the Dynamic Financial Services Fund, Dynamic Transformations Fund, Municipal Money Market Fund, and Ultra Short Tax Optimized Income Fund, respectively. For the year ended October 31, 2008, the Adviser waived interest expense totaling $36,481 for the Dynamic Financial Services Fund. For the year ended October 31, 2008, the Adviser recovered waived expenses totaling $17,709 for the Dynamic Innovators Fund. The expense limitations will remain in effect for each Fund unless and until the Board of Trustees of the Series and Income Trusts approve its modification or termination with respect to each Fund.

Waived expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

10/31/09	$42,595	$24,393	$—	$—	$—
10/31/10	26,625	22,424	—	1,718,243	148,724
10/31/11	22,153	—	53,829	1,007,557	322,815

At October 31, 2008, the Dynamic Dividend Fund had $984 invested in the Municipal Money Market Fund.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

7.	Federal Income Tax Information:

At October 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

Cost of investments	$68,450,799	$812,901,827	$13,402,185	$25,449,535	$4,740,417	$653,146,424	$218,567,856

Gross unrealized appreciation	$4,546,476	$11,378,357	$43,449	$991,516	$44,330	$—	$135,509

Gross unrealized depreciation	(20,176,626)	(264,940,073)	(6,807,870)	(11,533,604)	(1,854,763)	—	(1,095,515)

Net unrealized depreciation	$(15,630,150)	$(253,561,716)	$(6,764,421)	$(10,542,088)	$(1,810,433)	$—	$(960,006)

Undistributed ordinary income	$—	$—	$480,897	$—	$14,717	$—	$22,120

Undistributed long-term capital gain	—	—	—	—	—	—	—

Total distributable earnings	$—	$—	$480,897	$—	$14,717	$—	$22,120

Other accumulated losses	$(408,076)	$(594,699,477)	$(609)	$(6,407,633)	$(140,244)	$—	$(54,689)

Total accumulated losses	$(16,038,226)	$(848,261,193)	$(6,284,133)	$(16,949,721)	$(1,935,960)	$—	$(992,575)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

The tax character of distributions paid during the years ended October 31, 2008 and 2007 were as follows:

	2008	2007

Dynamic Balance Fund
Ordinary income	$2,209,394	$2,193,895
Long-term capital gain	5,536,488	2,767,519
Return of capital	102,670	—

	7,848,552	4,961,414

Dynamic Dividend Fund
Ordinary income	$188,534,882	$151,334,543
Long-term capital gain	—	—
Return of capital	5,952,906	—

	$194,487,788	$151,334,543

Dynamic Financial Services Fund
Ordinary income	$2,663,086	$540,721
Long-term capital gain	—	—

	$2,663,086	$540,721

Dynamic Innovators Fund
Ordinary income	$1,950,065	$109,960
Long-term capital gain	54,800	—

	$2,004,865	$109,960

Dynamic Transformations Fund
Ordinary income	$—
Long-term capital gain	—

	$—

Municipal Money Market Fund
Exempt interest dividends	$22,003,941	$27,398,638
Ordinary income	141,465	185
Long-term capital gain	—	—

	$22,145,406	$27,398,823

Ultra Short Tax Optimized Income Fund
Ordinary income	$297,298	$674,305
Exempt interest dividends	5,927,147	1,413,327
Long-term capital gain	—	—

	$6,224,445	$2,087,632

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

Capital loss carryovers as of October 31, 2008 are as follows:

Expiration Date	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Innovators Fund	Dynamic Transformations Fund	Ultra Short Tax Optimized Income Fund

10/31/2013	—	$4,335,047	—	—	—
10/31/2014	—	$15,084,034	—	—	$52,577
10/31/2015	—	$37,200,325	—	—	$2,112
10/31/2016	$455,326	$536,971,822	$6,407,682	$140,244	—

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available capital loss carryovers.

For the fiscal year ended October 31, 2008, the Ultrashort Tax Optimized Income Fund utilized $2,783 of capital loss carryovers.

Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2008, open Federal and New York tax years include the tax years ended October 31, 2005 through 2008. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to any Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2008. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Alpine Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of Alpine Series Trust and Alpine Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Series Trust, comprising the Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, and Alpine Dynamic Transformations Fund; and Alpine Income Trust, comprising the Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Fund (collectively “the Funds”), as of October 31, 2008 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America

Milwaukee, Wisconsin
December 19, 2008

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
October 31, 2008

As a shareholder of the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Ultra Short Tax Optimized Income Fund – Adviser and Investor Class, you will incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Municipal Money Market Fund Investor Class, you will incur ongoing costs, including management fees; distribution and/or service fee; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on in investment of $1,000 for the period 5/1/2008-10/31/2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund and Dynamic Transformations Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 2 months after purchase. Shareholders in the Ultra Short Tax Optimized Income Fund – Adviser and Investor Class will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than one month after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dynamic Balance Fund

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008-10/31/2008*

Actual (1)	$ 1,000.00	$ 701.90	$ 5.01
Hypothetical (2)	$ 1,000.00	$ 1,019.25	$ 5.94

(1)	Ending account values and expenses paid during period based on a (29.81)% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2008

Dynamic Dividend Fund

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008–10/31/2008 (3)*

Actual (1)	$1,000.00	$590.20	$4.72
Hypothetical (2)	$1,000.00	$1,019.22	$5.99

(1)	Ending account values and expenses paid during period based on a (40.98)% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.01%, the actual and hypothetical expenses paid during the period were $4.68 and $5.94, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Dynamic Financial Services Fund

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008–10/31/2008 (3)*

Actual (1)	$1,000.00	$663.10	$5.64
Hypothetical (2)	$1,000.00	$1,018.35	$6.85

(1)	Ending account values and expenses paid during period based on a (33.69)% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.32%, the actual and hypothetical expenses paid during the period were $4.31 and $5.23, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Dynamic Innovators Fund

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008–10/31/2008 (3)*

Actual (1)	$1,000.00	$554.80	$5.28
Hypothetical (2)	$1,000.00	$1,018.35	$6.85

(1)	Ending account values and expenses paid during period based on a (44.52)% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.09%, the actual and hypothetical expenses paid during the period were $4.92 and $6.39, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Dynamic Transformations Fund

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008–10/31/2008*

Actual (1)	$1,000.00	$573.80	$5.34
Hypothetical (2)	$1,000.00	$1,018.35	$6.85

(1)	Ending account values and expenses paid during period based on a (42.62)% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2008

Municipal Money Market Fund
Investor Class Shares

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008–10/31/2008*

Actual (1)	$1,000.00	$1,014.20	$2.13
Hypothetical (2)	$1,000.00	$1,023.03	$2.14

(1)	Ending account values and expenses paid during period based on a 1.42% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

*	Expenses are equal to the Fund’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Ultra Short Tax Optimized Income Fund
Adviser Class Shares

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008–10/31/2008*

Actual (1)	$1,000.00	$1,018.70	$4.31
Hypothetical (2)	$1,000.00	$1,020.86	$4.32

(1)	Ending account values and expenses paid during period based on a 1.87% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Ultra Short Tax Optimized Income Fund
Investor Class Shares

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008–10/31/2008*

Actual (1)	$1,000.00	$1,020.00	$3.05
Hypothetical (2)	$1,000.00	$1,022.12	$3.05

(1)	Ending account values and expenses paid during period based on a 2.00% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2008

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of Trusts’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Laurence B. Ashkin (80)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	13	Director, Chicago Public Radio Board Choir, The Perspectives Charter Schools; Trustee, each of the Alpine Trusts. *

H. Guy Leibler (54)	Independent Trustee	Indefinite, since the Trust’s inception	Private investor, since 2007; Vice Chair and Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001–2003).	13	Chairman Dressage for Kids; White Plains Hospital Center; Trustee, each of the Alpine Trusts.

Jeffrey E. Wacksman (48)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP since 1994.	13

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2008

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (52)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. Formerly Senior Portfolio Manager with Evergreen Asset Management Corp. (1985–1997).	13	Trustee, each of the Alpine Trusts.

Stephen A. Lieber (83)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Robert W. Gadsden (51)	Vice President and Portfolio Manager	Indefinite, since 1999	Portfolio Manager and Senior Real Estate Analyst of Alpine Woods Capital Investors, LLC since 1999. Formerly Vice President, Prudential Realty Group (1990–1999).	N/A	None

Sheldon R. Flamm (60)	Vice President, Treasurer and Chief Compliance Officer	Indefinite, since 2002	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None

Oliver Sun (43)	Secretary	Indefinite, since 2002	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund.

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2008 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Balance Fund	66%
Dynamic Dividend Fund	57%
Dynamic Financial Services Fund	4%
Dynamic Innovators Fund	1%
Dynamic Transformations Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Balance Fund	50%
Dynamic Dividend Fund	26%
Dynamic Financial Services Fund	0%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	0%

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2008

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedule of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

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TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr. Suite 302
Milwaukee, WI 53212

SUB-CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT & ADMINISTRATOR
US Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2008	FYE 10/31/2007

Audit Fees	$28,350	$27,000
Audit-Related Fees	0	0
Tax Fees	$4,800	$4,600
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2008	FYE 12/31/2007

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007

Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpine Income Trust

By (Signature and Title)	/s/ Samuel A. Lieber

Samuel A. Lieber, President
Date	1/7/09

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Samuel A. Lieber

Samuel A. Lieber, President
Date	1/7/09

By (Signature and Title)	/s/ Sheldon Flamm

Sheldon Flamm, Treasurer

Date	1/7/09